The Variable Annuity Contract
issued by
Brighthouse Life Insurance Company
and
Brighthouse Separate Account A
Series L - 4 Year
(offered between October 7, 2011 and April 28, 2013)
April 29, 2022
This prospectus describes the flexible premium deferred variable annuity contract (the “Contract” or “contract”) offered by Brighthouse Life Insurance Company (“BLIC”, the “Company”, or “we” or “us”). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. Currently the contract is not available for new sales. The annuity contract has a Fixed Account that offers an interest rate guaranteed by us, and 58 Investment Portfolios.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The contracts:
•	are not bank deposits
•	are not FDIC insured
•	are not insured by any federal government agency
•	are not guaranteed by any bank or credit union
•	may be subject to loss of principal
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page	Page

INDEX OF SPECIAL TERMS
Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.
Page
Account Value.................................................................24
Accumulation Phase........................................................16
Accumulation Unit..........................................................24
Annuitant........................................................................91
Annuity Date..................................................................36
Annuity Options.............................................................37
Annuity Payments...........................................................36
Annuity Service Center....................................................89
Annuity Units..................................................................37
Beneficiary......................................................................91
BLIC, Company, we, us...................................................87
Business Day...................................................................18
Contract Year.................................................................17
Death Benefit Base..........................................................66
Fixed Account.................................................................16
Free Look........................................................................23
Good Order....................................................................90
Income Base....................................................................54
Income Phase..................................................................16
Investment Portfolios......................................................25
Joint Owners...................................................................91
Owner.............................................................................90
Purchase Payment...........................................................17
Separate Account............................................................87

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals	If you withdraw money during the first 4 full Contract Years following a premium payment, you may be assessed a withdrawal charge of up to 7% of the premium withdrawn, declining to 0% over that time period.
For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.	Fee Table and Examples Expenses – Withdrawal Charge
Transaction Charges	In addition to withdrawal charges, you also may be charged for the following transactions: transfers of cash value between investment options, which include the Investment Portfolios and the Fixed Account.
Transfer Fee. Currently, we allow unlimited transfers among the investment options without charge. However, we reserve the right to charge for transfers after the first 12 transfers per year.	Fee Table and Examples Expenses – Transfer Fee

	Fees and Expenses			Location in Prospectus
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table and Examples Expenses – Product Charges Appendix A: Investment Portfolios Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.62%	1.62%
	Investment options (Portfolio Company fees and expenses)[2]	0.52%	1.25%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%[3]	1.15% [4]
1 As a percentage of average Account Value in the Separate Account. The charge shown also includes the Account Fee.
[2] As a percentage of fund assets before temporary expense reimbursements and/or fee waivers.
[3] As a percentage of average Account Value in the Separate Account. This charge is the current charge for the least expensive optional benefit.
[4] As a percentage of the Death Benefit Base, which is a value used to calculate your benefit. This charge is the current charge for the most expensive optional benefit.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.
	Lowest Annual Cost $1,940	Highest Annual Cost $5,763
	Assumes:	Assumes:
	• Investment of $100,000 • 5% annual appreciation • Least expensive Portfolio Company fees and expenses • No optional benefits • No additional Purchase Payments, transfers, or withdrawals	• Investment of $100,000 • 5% annual appreciation • Most expensive combination of optional benefits and Portfolio Company fees and expenses • No additional Purchase Payments, transfers, or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract including loss of principal.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Withdrawal charges may apply for the first 4 years of the Contract.
Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
	The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long time horizon.	Principal Risks
Risks Associated with Investment Options	• An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies).
• Each investment option, including the Fixed Account, has its own unique risks.
	• You should review the prospectuses for the available funds and the prospectus disclosure concerning the Fixed Account before making an investment decision.	Principal Risks
Insurance Company Risks	An investment in the Contract is subject to the risks related to us. Any obligations (including under the Fixed Account), and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about BLIC, including our financial strength ratings, is available by contacting us at (888) 243-1968.	Principal Risks
Restrictions
Investments	• Currently, we allow unlimited transfers without charge among investment options during the Accumulation Phase. However, we reserve the right to impose a charge for transfers in excess of 12 per year.
• We reserve the right to limit transfers in circumstances of frequent or large transfers.
	• We reserve the right to remove or substitute the Portfolio Companies available as investment options under the Contract.	Investment Options
Optional Benefits	• Certain optional benefits limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
• Certain optional benefits could limit subsequent Purchase Payments.
• Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
• We may stop offering an optional benefit at any time for new sales.
Purchase – Investment Allocation Restrictions for Certain Riders Living Benefits Appendix B: Investment Portfolios Available Under the Benefits Offered Under the Contract

	Taxes	Location in Prospectus
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
• If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
	• You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.	Federal Income Tax Status
Conflicts of Interest
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.	Other Information – Distributor
Exchanges	If you already own an insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.	Replacement of Contracts and Other Exchanges

OVERVIEW OF THE CONTRACT
Purpose. The Contract is a variable annuity contract. It provides a means for investing on a tax-deferred basis in our Fixed Account and the Investment Portfolios, together “investment options.” The Contract is designed generally for an investor who intends to hold the contract for a long period of time and then use the Account Value (in the form of either withdrawals or Annuity Payments) for retirement savings or other long-term investment purposes. The contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. Because of the withdrawal charge (which is in effect for many years) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To help you accumulate assets during the Accumulation Phase, you can invest your Purchase Payments and Account Value in: (1) Investment Portfolios available under the Contract, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) the Fixed Account option, which offers a guaranteed interest rate during selected periods. A list of Investment Portfolios in which you can invest is provided in Appendix A.
The Income Phase occurs when you or a designated payee begin receiving regular Annuity Payments from your Contract. All optional benefits, including death benefits, terminate without value at the start of the Income Phase. In addition, once the Income Phase begins you generally may no longer take withdrawals from the Contract. Depending on the Annuity Option you elect, any remaining guarantee may be paid to your Beneficiary (or Beneficiaries).
Contract Features. The following is a brief description of the contract’s primary features.
Accessing your Money. Before you Annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a Withdrawal
Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. For an additional charge, you may also select an optional and/or additional death benefit, which may increase the amount of money payable to your designated beneficiaries upon your death.
Optional Benefits. We offer optional living and death benefit riders that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Additional Services.
•	Dollar Cost Averaging Program. This program allows you to systematically transfer a set amount each month between certain Investment Portfolios and the Fixed Account.
•	Automatic Rebalancing Program. This program directs us to automatically rebalance your Contract to return to your original percentage investment allocations on a periodic basis.
•	Systematic Withdrawal Program. This program allows you to receive regular automatic withdrawals from your Contract either monthly or quarterly, and after the first Contract Year, annually or semi-annually, provided that each payment must amount to at least $100 (unless we consent otherwise).
•	Electronic Delivery. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, as well as other contract related documents.

FEE TABLE AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, make withdrawals from the Contract, or transfer Account Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.

Transaction Expenses
Withdrawal Charge (Note 1) (as a percentage of Purchase Payments)	7%

Transfer Fee (Note 2)	$25 $0 (First 12 per year)

Note 1. If an amount withdrawn is determined to include the withdrawal of prior Purchase Payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses — Withdrawal Charge.”)
Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	6
3	5
4 and thereafter	0
Note 2. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. We currently are waiving the transfer fee, but reserve the right to charge the fee in the future.

The next tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including Investment Portfolio fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Administrative Expenses (Note 1)	$30
Base Contract Expenses (Note 2)	1.60%
(as a percentage of average Account Value)
Optional Benefit Expenses (Note 3, Note 4)
Optional Death Benefit — Annual Step-Up (as a percentage of average Account Value)	0.20%
Optional Death Benefit — Compounded Plus (as a percentage of average Account Value)	0.35%
Additional Death Benefit — Earnings Preservation Benefit (as a percentage of average Account Value)	0.25%
Guaranteed Minimum Income Benefit (GMIB) Rider Charges (Note 5)
(as a percentage of the Income Base (Note 6))
GMIB Max IV — maximum charge	1.50%
GMIB Max IV — current charge	1.00%
GMIB Max III — maximum charge	1.50%
GMIB Max III — current charge	1.00%
GMIB Max II — maximum charge	1.50%
GMIB Max II — current charge	1.00%
GMIB Plus IV — maximum charge	1.50%
GMIB Plus IV — current charge	1.00%
GMIB Plus III — maximum charge	1.50%
GMIB Plus III — current charge	1.00%
Enhanced Death Benefit (EDB) Rider Charge (Note 7)
(as a percentage of the Death Benefit Base (Note 8))
EDB Max IV — maximum charge	1.50%
EDB Max IV (issue age 69 or younger) — current charge	0.60%
EDB Max IV (issue age 70-75) — current charge	1.15%
EDB Max III — maximum charge	1.50%
EDB Max III (issue age 69 or younger) — current charge	0.60%
EDB Max III (issue age 70-75) — current charge	1.15%
EDB Max II — maximum charge	1.50%
EDB Max II (issue age 69 or younger) — current charge	0.60%
EDB Max II (issue age 70-75) — current charge	1.15%
Enhanced Death Benefit III — maximum charge	1.50%
Enhanced Death Benefit III (issue age 69 or younger) — current charge	0.60%
Enhanced Death Benefit III (issue age 70-75) — current charge	1.15%

Enhanced Death Benefit II — maximum charge	1.50%
Enhanced Death Benefit II (issue age 69 or younger) — current charge	0.60%
Enhanced Death Benefit II (issue age 70-75) — current charge	1.15%

Note 1. We call this fee the “Account Fee” in your Contract, as well as in other places in the prospectus. It is charged every Contract Year on your Contract Anniversary if the Account Value is less than $50,000. Different policies apply during the Income Phase of the contract. For instance, if your Account Value on the Annuity Date is at least $50,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract. See “Expenses” section of the prospectus, under the sub-heading “Account Fee”.
Note 2. We call these the “Separate Account Charges” in your Contract, as well as in other places in the prospectus. This charge is deducted solely from Account Value in the Separate Account. See “Expenses” section of the prospectus, under the sub-heading “Base Contract Expenses” for more information.
Note 3. These charges are deducted solely from Account Value in the Separate Account. Please see “Expenses” section of the prospectus, under the sub-heading “Optional Benefits” for more information.
Note 4. These charges are deducted solely from Account Value in the Separate Account. You may not elect certain other optional benefits together. Specifically, if you select any version of the EDB riders, you may not select the Additional Death Benefit – Earnings Preservation Benefit.
Note 5. Please see “Living Benefits — GMIB Rate Table” for information on when and where each GMIB rider was available.
Note 6. On the issue date, the Income Base is equal to your initial Purchase Payment. The Income Base is adjusted for subsequent Purchase Payments and withdrawals. See “Living Benefits — Guaranteed Minimum Income Benefit (GMIB)” for a definition of the term Income Base. The GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV, and GMIB Plus III rider charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. See “Expenses” section of the prospectus, under the sub-heading “Optional Benefits” for more information.
Note 7. Please see “Death Benefit — EDB Rate Table” for information on when and where each EDB rider was available. The EDB Max IV rider could only be elected if the GMIB Max IV rider was also elected. The EDB Max III rider could only be elected if the GMIB Max III rider was also elected. The EDB Max II rider could only be elected if the GMIB Max II rider was also elected. The Enhanced Death Benefit III rider could only be elected if the GMIB Plus IV rider was also elected. The Enhanced Death Benefit II rider could only be elected if the GMIB Plus III rider was also elected.
Note 8. The Death Benefit Base is initially set at an amount equal to your initial Purchase Payment. The Death Benefit Base is adjusted for subsequent Purchase Payments and withdrawals. For a definition of the term Death Benefit Base, see “Death Benefit — Optional Death Benefit — Enhanced Death Benefit (EDB).” The EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, and Enhanced Death Benefit II rider charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. See “Expenses” section of the prospectus, under the sub-heading “Optional Benefits” for more information.
The next table shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Investment Portfolios available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Investment Portfolio Expenses
	Minimum	Maximum
Total Annual Investment Portfolio Expenses
(expenses that are deducted from Investment Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.52%	1.25%

Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Portfolio Company Expenses.
We have provided two sets of Examples. Both Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year.
The first Example assumes the most expensive Annual Portfolio Company Expenses and the most expensive optional benefits available for an additional charge (“maximum”). This Example also shows costs assuming the least expensive Annual Portfolio Expenses and the most expensive optional benefits available for an additional charge (“minimum”).
The second Example assumes the most expensive Annual Portfolio Company Expenses and that you select no optional benefits for an additional charge (“maximum”). This Example also shows costs assuming the least expensive Annual Portfolio Expenses and that you select no optional benefits for an additional charge (“minimum”).
Although your actual costs may be higher or lower, based on these assumptions, your costs would be the following:
(1) If you surrender your Contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$12,880	$23,359	$30,563	$64,522
minimum	$12,150	$21,236	$27,146	$58,398

If you do not surrender your Contract or if you annuitize at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$5,880	$17,959	$30,563	$64,522
minimum	$5,150	$15,836	$27,146	$58,398

(2) If you surrender your Contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$9,880	$14,165	$14,904	$31,447
minimum	$9,150	$11,974	$11,257	$24,196

If you do not surrender your Contract or if you annuitize at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$2,880	$8,765	$14,904	$31,447

Time Periods
	1 year	3 years	5 years	10 years
minimum	$2,150	$6,574	$11,257	$24,196
The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Unsuitable as Short-Term Savings Vehicle. The contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral and living benefit protection also mean the contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your financial representative.
Investment Risk. You bear the risk of any decline in the Account Value of your contract resulting from the performance of the Investment Portfolios you have chosen. The Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Investment Portfolio. This risk could have a significant negative impact on certain benefits and guarantees under the contract. The investment risks are described in the prospectuses for the Investment Portfolios.
Investment Portfolios That Have A Managed Volatility Strategy. Certain Investment Portfolios are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to these Investment Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in an Investment Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Investment Portfolios may offer the potential for higher returns. If you elect certain optional riders, you will be subject to investment allocation restrictions that include these Investment Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to you. Please see the Investment Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders impose restrictions and limitations on your choices of Investment Portfolios. These restrictions and requirements are intended to protect BLIC, and reduce the likelihood that we will have to pay guaranteed benefits under the riders out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the portfolio companies – this means your opportunity for investment gains may be limited.
Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise. Likewise, our experiencing financial difficulty could impair our ability to fulfill our obligations under the Fixed Account offered under this Contract.
Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the contract), and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks. Our variable annuity contract business is largely conducted through complex digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on BLIC and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority. Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Investment Portfolios invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Investment Portfolios will avoid losses affecting your contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Portfolios invest.
COVID-19 and Market Conditions. The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Depending on market conditions and your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as making subsequent Purchase Payments, transfers, or withdrawals, based on your individual circumstances.

THE ANNUITY CONTRACT
This prospectus describes the variable annuity contract offered by us.
The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on a designated date that you select. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. If you die during the Accumulation Phase, your Beneficiary (or Beneficiaries) will receive the death benefit under your contract (see “Death Benefit” for more information). Once you begin receiving Annuity Payments, your contract switches to the Income Phase. There is no death benefit during the Income Phase; however, depending on the Annuity Option you elect, any remaining guarantee may be paid to your Beneficiary(ies) (see “Annuity Payments (The Income Phase)” for more information).
The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See “Federal Income Tax Status.”)
The contract is called a variable annuity because you can choose among the Investment Portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Investment Portfolio(s) you select. The amount of the Annuity Payments you receive during the Income Phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see “Living Benefits”).
In most states, the contract also contains a Fixed Account option (not available in Oregon or Washington; contact your financial representative for more information). The
Fixed Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your contract is issued but will not be less than 1%. Your financial representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. If you select the Fixed Account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the total interest credited to your contract. The Fixed Account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed Annuity Payment option during the Income Phase, payments are made from our general account assets. All guarantees as to Purchase Payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed Annuity Payments are subject to our financial strength and claims-paying ability.
The amount of the Annuity Payments you receive during the Income Phase from a fixed Annuity Payment option of the contract will remain level for the entire Income Phase. (Please see “Annuity Payments (The Income Phase)” for more information.)
As Owner of the contract, you exercise all interests and rights under the contract. You can change the Owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by Joint Owners (limited to two natural persons). We provide more information on this under “Other Information — Ownership.”
All contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code (the “Code”). Any Code references to “spouses” include those persons who enter into lawful marriages under state law, regardless of sex.
PURCHASE
The contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the contract. You may wish to speak to your financial representative about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a contract, and a delay in such process could result in your not being able to purchase a contract. In addition, certain optional riders described in this prospectus may not be available through your selling firm, which you may also wish to discuss with your financial representative. Your selling firm may offer the contract with a lower maximum issue age for the contract and certain riders than other selling firms.
We reserve the right to reject any application.
Purchase Payments
A Purchase Payment is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments. Initial and subsequent Purchase Payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent Purchase Payments. The manner in which subsequent Purchase Payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent Purchase Payments:
•	The minimum initial Purchase Payment we will accept is $10,000.
•	The maximum total Purchase Payments for the contract is $1,000,000, without prior approval from us.
•	The minimum subsequent Purchase Payment is $500 unless you have elected an electronic funds transfer program approved by us, in which case the minimum subsequent Purchase Payment is $100 per month.
•	We will accept a different amount if required by federal tax law.
•	We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access to Your Money.”)
•	We will not accept Purchase Payments made with cash, money orders, or travelers checks.
Restrictions on Subsequent Purchase Payments. We may restrict your ability to make subsequent Purchase Payments. We will notify you in advance if we impose restrictions on subsequent Purchase Payments. You and your financial representative should carefully consider whether our ability to restrict subsequent Purchase Payments is consistent with your investment objectives.
•	We reserve the right to reject any Purchase Payment and to limit future Purchase Payments. This means that we may restrict your ability to make subsequent Purchase Payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent Purchase Payments in accordance with our established administrative procedures.
•	Certain riders have current and potential restrictions on subsequent Purchase Payments that are described in more detail below. For more information, see these subsections below: “Investment Allocation Restrictions for Certain Riders — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max and EDB Max Riders” and “Investment Allocation Restrictions for Certain Riders — Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II.”
Termination for Low Account Value
We may terminate your contract by paying you the Account Value in one sum if, prior to the Annuity Date, you do not make Purchase Payments for two consecutive Contract Years, the total amount of Purchase Payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the Account Value on or after the end of such two year period is less than $2,000. (A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract. We will not terminate any contract that includes a Guaranteed Minimum Income Benefit rider or any guaranteed death benefit if at the time the termination would otherwise occur the Income Base of the Guaranteed Minimum Income Benefit rider or the guaranteed amount under any death benefit is greater than the Account Value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
Allocation of Purchase Payments
When you purchase a contract, we will allocate your Purchase Payment to the Fixed Account and/or any of the Investment Portfolios you have selected. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time your initial Purchase Payment is allocated. Each allocation must be at least $500 and must be in whole numbers. In addition, see Appendix A and B to this prospectus for more information about available Investment Portfolios.
We have reserved the right to restrict payments to the Fixed Account if any of the following conditions exist:
•	the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate indicated in your contract; or
•	your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit; we will notify you of any such maximum allocation limit); or
•	a transfer was made out of the Fixed Account within the previous 180 days.
Once we receive your Purchase Payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee’s administrative procedures), we will issue your contract and allocate your first Purchase Payment within 2 Business Days. A Business Day is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See “Other Information — Requests and Elections.”) However, if you allocate Purchase Payments to a discontinued Investment Portfolio (see Appendix A), we will request reallocation instructions, or if we are unable to obtain such instructions, we will return your Purchase Payment to you.
We may restrict the investment options available to you if you select certain optional riders. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets to pay amounts due under the selected optional rider.
In the future, we may change the investment options that are available to you if you select certain optional riders. If you elect an optional rider and we later remove an investment option from the group of investment options available under that rider, you will not be required to reallocate Purchase Payments or Account Value that you had previously allocated to that investment option. However, you may not be able to allocate new Purchase Payments or transfer Account Value to that investment option.
If you choose the GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max IV, EDB Max III, or EDB Max II riders, we require you to allocate your Purchase Payments and Account Value as described below under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max and EDB Max Riders” until the rider terminates.
If you choose the Guaranteed Minimum Income Benefit Plus IV (GMIB Plus IV), Enhanced Death Benefit III (EDB III), Guaranteed Minimum Income Benefit Plus III (GMIB Plus III), or Enhanced Death Benefit II (EDB II) riders, we require you to allocate your Purchase Payments and Account Value as described below under “Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II” until the rider terminates.
If you make additional Purchase Payments, we will allocate them in the same way as your first Purchase Payment unless you tell us otherwise. However, if you make an additional Purchase Payment while an EDCA or Dollar Cost Averaging (DCA) program is in effect, we will not allocate the additional Purchase Payment to the EDCA or DCA program, unless you tell us to do so. Instead, unless you give us other instructions, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the EDCA or DCA program. (See “Investment Options — Dollar Cost Averaging Programs.”) You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time you submit a subsequent Purchase Payment. If you wish to allocate the payment to more than 18 Investment Portfolios (including the Fixed Account), we must have your request to allocate future Purchase Payments to more than 18 Investment Portfolios on record before we can apply your subsequent Purchase Payment to your chosen allocation. If there are Joint Owners, unless we are instructed to the contrary, we will accept allocation instructions from either Joint Owner.
We reserve the right to make certain changes to the Investment Portfolios. (See “Investment Options — Substitution of Investment Options.”)
Investment Allocation Restrictions for Certain Riders
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max and EDB Max Riders
If you elected the GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max IV, EDB Max III, or EDB Max II riders (all six riders are referred to collectively as the “GMIB Max and EDB Max riders”), you may allocate your Purchase Payments and Account Value among certain Investment Portfolios.
Certain Investment Portfolios have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max and EDB Max riders. For example, certain of the Investment Portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max and EDB Max riders are not selected may offer the potential for higher returns. Before you select a GMIB Max rider or an EDB Max rider, you and your financial representative should carefully consider whether the investment options available with the GMIB Max and EDB Max riders meet your investment objectives and risk tolerance. See “Investment Options” below for information about Investment Portfolios that employ a managed volatility strategy.
You may also allocate Purchase Payments to the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination portfolios are one or more of the Investment Portfolios listed Appendix B. If you elect the GMIB Max or EDB Max riders, you may not participate in the Dollar Cost Averaging (DCA) program.
Restrictions on Investment Allocations After Rider Terminates. If you elected a GMIB Max rider and it terminates, or if you elected both a GMIB Max rider and the corresponding EDB Max rider and both riders terminate, the investment allocation restrictions will no longer apply and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Investment Portfolios, but not to the Fixed Account. However, if you elected both a GMIB Max rider and the corresponding EDB Max rider, and only the GMIB Max rider has terminated, the investment allocation restrictions described for the GMIB Max and EDB Max Riders will continue to apply. (For information on the termination of the GMIB Max and EDB Max riders, see the description of the GMIB riders in the “Living Benefits” section and the description of the EDB riders in the “Death Benefit” section.)
Restrictions on Subsequent Purchase Payments. The following subsections describe potential and current restrictions on subsequent Purchase Payments for the GMIB Max and EDB Max riders.
Potential Restrictions on Subsequent Purchase Payments. (The following does not apply to contracts issued in Oregon. For information on Oregon, see the “Potential Restrictions on Subsequent Purchase Payments — Oregon Only” subsection below.) In the future, we may choose not to permit Owners of existing contracts with a GMIB Max IV, GMIB Max III, or GMIB Max II rider to make subsequent Purchase Payments if: (a) that GMIB Max rider is no longer available to new customers, or (b) we make certain changes to the terms of that GMIB Max rider offered to new customers (for example, if we change the rider charge; see your contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit Owners of existing contracts with an EDB Max IV, EDB Max III, or EDB Max II rider to make subsequent Purchase Payments if: (a) that EDB Max rider is no longer available to new customers, or (b) we make certain changes to the terms of that EDB Max rider offered to new customers (see your contract schedule for a list of the changes). We will notify Owners of contracts with a GMIB Max or EDB Max rider in advance if we impose restrictions on subsequent Purchase Payments. If we impose restrictions on subsequent Purchase Payments, contract Owners will still be permitted to transfer Account Value among the Investment Portfolios listed in Appendix B.
Potential Restrictions on Subsequent Purchase Payments — Oregon Only. In Oregon, we may choose not to permit Owners of existing contracts with a GMIB Max or EDB Max rider to make subsequent Purchase Payments. We will not impose restrictions on subsequent Purchase Payments until at least 90 days after the contract has been issued. We will notify Owners of contracts with the affected GMIB Max and/or EDB Max riders in advance if we impose restrictions on subsequent Purchase Payments. If we impose restrictions on subsequent Purchase Payments, contract Owners will still be permitted to transfer Account Value among the Investment Portfolios listed above.
For contracts issued in all states, if we have imposed restrictions on subsequent Purchase Payments on your contract, we will permit you to make a subsequent Purchase Payment when either of the following conditions apply to your contract: (a) your Account Value is below the minimum described in “Purchase — Termination for Low Account Value”; or (b) the rider charge is greater than your Account Value.
Current Restrictions on Subsequent Purchase Payments. (The following does not apply to contracts issued in Oregon. For information on Oregon, see the “Current Restrictions on Subsequent Purchase Payments — Oregon Only” subsection below.)
•	If we received your application and necessary information, in Good Order, at our Annuity Service Center before the close of the New York Stock Exchange on December 2, 2011, and you elected the GMIB Max II rider (or the GMIB Max II rider and the corresponding EDB Max II rider), we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent Purchase Payment received after August 9, 2013 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the close of the New York Stock Exchange on August 9, 2013.
•	If we received your application and necessary information, in Good Order, at our Annuity Service Center after the close of the New York Stock Exchange on December 2, 2011, and you elected the GMIB Max II rider (or the GMIB Max II rider and the corresponding EDB Max II rider), we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on April 27, 2012.
However, we will accept a subsequent Purchase Payment received after April 27, 2012 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the close of the New York Stock Exchange on March 30, 2012.
•	If you elected the GMIB Max III or GMIB Max IV rider (or the GMIB Max III or GMIB Max IV rider and the corresponding EDB Max III or EDB Max IV rider), we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent Purchase Payment received after August 9, 2013 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the close of the New York Stock Exchange on August 9, 2013.
Current Restrictions on Subsequent Purchase Payments — Oregon Only
•	For contracts issued in Oregon only, if we received your application and necessary information, in Good Order, at our Annuity Service Center before the close of the New York Stock Exchange on December 2, 2011 and you elected the GMIB Max II rider, we will not accept subsequent Purchase Payments from you after the later of: (1) the close of the New York Stock Exchange on August 9, 2013; or (2) 90 days after the contract was issued. However, we will accept a subsequent Purchase Payment received after the later of (1) or (2) above if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the later of (1) or (2) above.
•	For contracts issued in Oregon only, if we received your application and necessary information, in Good Order, at our Annuity Service Center after the close of the New York Stock Exchange on December 2, 2011 and you elected the GMIB Max II rider, we will not accept subsequent Purchase Payments from you after the later of: (1) the close of the New York Stock Exchange on April 27, 2012; or (2) 90 days after the contract was issued. However, we will accept a subsequent Purchase

Payment received after the later of (1) or (2) above if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the later of (1) or (2) above.
•	For contracts issued in Oregon only, if you elected the GMIB Max III or GMIB Max IV rider (or the GMIB Max III or GMIB Max IV rider and the corresponding EDB Max III or EDB Max IV rider), we will not accept subsequent Purchase Payments from you after the later of: (1) the close of the New York Stock Exchange on August 9, 2013; or (2) 90 days after the contract was issued. However, we will accept a subsequent Purchase Payment received after the later of (1) or (2) above if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our Annuity Service Center in Good Order, before the later of (1) or (2) above.
Restrictions on Subsequent Purchase Payments After GMIB Max Rider Terminates. If the GMIB Max II, GMIB Max III, or GMIB Max IV rider terminates (see “Living Benefits — Operation of the GMIB — Terminating the GMIB Rider”), or if you elected both the GMIB Max II, GMIB Max III, or GMIB Max IV rider and the corresponding EDB Max II, EDB Max III, or EDB Max IV rider and they both terminate, the restrictions on subsequent Purchase Payments described above will no longer apply. However, if you elected both the GMIB Max II, GMIB Max III, or GMIB Max IV rider and the corresponding EDB Max II, EDB Max III, or EDB Max IV rider, and only the GMIB Max rider has terminated, the restrictions on subsequent Purchase Payments described above will continue to apply.
California Free Look Requirements for Purchasers Age 60 and Over. If you elect a GMIB Max or EDB Max rider and you are a California purchaser aged 60 or older, you may allocate your Purchase Payments to the BlackRock Ultra-Short Term Bond Portfolio during the Free Look period. (See the “Free Look” section below.) After the Free Look period expires, your Account Value will automatically be transferred to one or more of the Investment Portfolios listed in Appendix B, according to the allocation instructions you have given us. If you allocate your Purchase Payments to the BlackRock Ultra-Short Term Bond Portfolio and the contract is cancelled during the Free Look period, we will give you back your
Purchase Payments. If you do not allocate your Purchase Payments to the BlackRock Ultra-Short Term Bond Portfolio and the contract is cancelled during the Free Look period, you will only be entitled to a refund of the contract's Account Value, which may be less than the Purchase Payments made to the contract.
Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II
Allocation. If you elect the GMIB Plus IV rider, the Enhanced Death Benefit III rider, the GMIB Plus III rider, or the Enhanced Death Benefit II rider, you must comply with certain investment allocation restrictions. Specifically, you must allocate your Purchase Payments and Account Value according to either Option A or Option B described in Appendix B – Investment Portfolios Available Under the Benefits Offered Under the Contract.
See the “EDCA” section below for information on allocating Purchase Payments to the EDCA account under Option B. You may not allocate Purchase Payments to the Dollar Cost Averaging program under Option B.
Your Purchase Payments and transfer requests must be allocated in accordance with the limitations described in Appendix B. We will reject any Purchase Payments or transfer requests that do not comply with these limitations.
Certain selling firms do not offer Option B at the time your initial Purchase Payment is allocated. Please contact our Annuity Service Center if you wish to change your allocation selection to Option B.
We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate Purchase Payments or Account Value that you allocated to an investment option before we changed its classification, unless you make a new Purchase Payment or request a transfer among investment options (other than pursuant to rebalancing and Enhanced Dollar Cost Averaging programs in existence at the time the classification of the investment option changed). If you make a new Purchase Payment or request a transfer among investment options, you will be required to take the new classification into account in the allocation of your entire

Account Value. We will provide you with prior written notice of any changes in classification of investment options. See Appendix A for a list of Investment Portfolios that employ a managed volatility strategy. Also see “Principal Risks of Investing in the Contract” for further information about these Investment Portfolios.
Rebalancing. If you choose to allocate according to Option B, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of Purchase Payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the rider issue date; provided, however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a Business Day, the reallocation will occur on the next Business Day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.
The rebalancing requirement described above does not apply if you choose to allocate according to Option A.
Subsequent Purchase Payments. Subsequent Purchase Payments must be allocated in accordance with the above limitations. When allocating according to Option B, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent Purchase Payment, if the new allocation instructions differ from those previously received for the contract. Allocating according to Option B does not permit you to specify different allocations for individual Purchase Payments. Due to the rebalancing and reallocation requirements of Option B, the entire account will be immediately reallocated according to the most recently provided allocation instructions.
Example:
Your Account Value is $100,000 and allocated 70% to the MetLife Stock Index Portfolio and 30% to the PIMCO Total Return Portfolio using Option B of the Portfolio Flexibility Program. You make a subsequent Purchase Payment of $5,000 and provide instructions to allocate 100% of that payment to the BlackRock Ultra-
Short Term Bond Portfolio. As a result of the new allocation instructions, your entire Account Value of $105,000 will then be reallocated to the BlackRock Ultra-Short Term Bond Portfolio.
EDCA. If you choose to allocate according to Option B and you choose to allocate a Purchase Payment to the EDCA account, that entire Purchase Payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under Option B. In addition, if you made previous Purchase Payments before allocating a Purchase Payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for Purchase Payments.
Changing Purchase Payment Allocation Instructions. You may change your Purchase Payment allocation instructions under Option B at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for Purchase Payments and if these instructions conform to the allocation limits described under Option B, then we will rebalance in accordance with the revised allocation instructions. Any future Purchase Payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the allocation limits described in Appendix B. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.

Restrictions on Subsequent Purchase Payments — GMIB Plus IV, EDB III, GMIB Plus III, EDB II
Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 17, 2012 if your contract was issued with one or more of the following riders: GMIB Plus IV, EDB III, GMIB Plus III, EDB II. You still will be permitted to transfer Account Value among the Investment Portfolios available with your contract and rider. If subsequent Purchase Payments will be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.
We will permit you to make a subsequent Purchase Payment when either of the following conditions apply to your contract: (a) your Account Value is below the minimum described in the “Purchase — Termination for Low Account Value” section; or (b) the rider charge is greater than your Account Value.
In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent Purchase Payments up to your applicable annual IRS limits, provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. We will permit subsequent Purchase Payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan.
Restrictions on Subsequent Purchase Payments for GMIB Plus III and GMIB Plus IV After Rider Terminates. The restrictions on subsequent Purchase Payments described above will no longer apply, if:
(1)	you elected only the GMIB Plus III rider, and it terminates (see “Living Benefits – Operation of the GMIB - Terminating the GMIB Rider”);
(2)	you elected both the GMIB Plus III and the EDB II, and both riders terminate (see “Living Benefits – Operation of the GMIB - Terminating the GMIB Rider” and “Death Benefit – Operation of the EDB - Terminating the EDB Rider”);
(3)	you elected only the GMIB Plus IV rider, and it terminates (see “Living Benefits – Operation of the GMIB - Terminating the GMIB Rider”); or
(4)	you elected both the GMIB Plus IV and the EDB III, and both riders terminate (see “Living Benefits – Operation of the GMIB - Terminating the GMIB Rider” and “Death Benefit – Operation of the EDB - Terminating the EDB Rider”).
However, if you elected both the GMIB Plus III and the EDB II riders, and only the GMIB Plus III rider has terminated, or if you elected both the GMIB Plus IV and the EDB III riders, and only the GMIB Plus IV rider has terminated, the restrictions on subsequent Purchase Payments described above will continue to apply.
If your contract was issued in one of the following states, this restriction on subsequent Purchase Payments does not apply and you may continue to make subsequent Purchase Payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, Oregon, Pennsylvania, Texas, Utah, or Washington.
Free Look
If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state). We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this Free Look period, we will not assess a withdrawal charge. Unless otherwise required by state law, you will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your Purchase Payment depending upon the performance of the Investment Portfolios (and any interest credited by the Fixed Account, if applicable) according to your Purchase Payment allocation during the Free Look period. This means that you bear the risk of any decline in the value of your contract due to Investment Portfolio performance during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give you back your Purchase Payment if you decide to cancel your contract during the Free Look period. (For additional information applicable to California purchasers aged 60 and older who elect a GMIB Max or EDB Max rider, see “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max and EDB Max Riders — California Free Look Requirements for Purchasers Age 60 and Over.”)

Accumulation Units
The portion of your Account Value allocated to the Separate Account will go up or down depending upon the investment performance of the Investment Portfolio(s) you choose. In order to keep track of this portion of your Account Value, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) In addition to the investment performance of the Investment Portfolio, the deduction of Separate Account charges also affects an Investment Portfolio’s Accumulation Unit value, as explained below.
Every Business Day as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for each of the Investment Portfolios by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:
1)    dividing the net asset value per share of the Investment Portfolio at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Portfolio as of that day, by the net asset value per share of the Investment Portfolio for the previous Business Day, and
2)    multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit, the Compounded-Plus Death Benefit, and/or the Additional Death Benefit — Earnings Preservation Benefit) for each day since the last Business Day and any charges for taxes.
The value of an Accumulation Unit may go up or down from day to day.
When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to an Investment Portfolio by the value of the Accumulation Unit for that Investment Portfolio.
Purchase Payments and transfer requests are credited to a contract on the basis of the Accumulation Unit value next determined after receipt of a Purchase Payment or transfer request. Purchase Payments or transfer requests received before the close of the New York Stock Exchange will be credited to your contract that day, after the New York Stock Exchange closes. Purchase Payments or transfer requests received after the close of the New York Stock
Exchange, or on a day when the New York Stock Exchange is not open, will be treated as received on the next day the New York Stock Exchange is open (the next Business Day).
Example:
On Monday we receive an additional Purchase Payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Victory Sycamore Mid Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Victory Sycamore Mid Cap Value Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 Accumulation Units for the Victory Sycamore Mid Cap Value Portfolio.
Account Value
Account Value is equal to the sum of your interests in the Investment Portfolios, the Fixed Account, and the EDCA account. Your interest in each Investment Portfolio is determined by multiplying the number of Accumulation Units for that portfolio by the value of the Accumulation Unit.
Replacement of Contracts
Exchange Programs. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see “Investment Options — Dollar Cost Averaging Programs”). Any additional Purchase Payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.
Other Exchanges. Generally, you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your financial representative whether the exchange would be advantageous, given the contract features, benefits and charges.
Owning Multiple Contracts
You may be considering purchasing this contract when you already own a variable annuity contract. You should carefully consider whether purchasing an additional contract in this situation is appropriate for you by comparing the features of the contract you currently own, including the death benefits, living benefits, and other guarantees provided by the contract, to the features of this contract. You should also compare the fees and charges of your current contract to the fees and charges of this contract, which may be higher than your current contract. You may also wish to discuss purchasing a contract in these circumstances with your financial representative.
INVESTMENT OPTIONS
The Contract currently offers 58 Investment Portfolios. Additional or fewer Investment Portfolios may be available in the future. Information regarding each Investment Portfolio, including its name, its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any subadviser, current expenses and performance is available in Appendix A to this prospectus. Each Investment Portfolio has issued a prospectus that contains more detailed information about the Investment Portfolio.
You should read the prospectuses for these funds carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/TAHD/BHF213. You can also request copies of this information at no cost by calling (888) 243-1932 or sending an email request to rcg@brighthousefinancial.com.
The investment objectives and policies of certain of the Investment Portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the Investment Portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers. Also, in selecting your Investment Portfolios, you should be aware that certain Investment Portfolios may have similar investment objectives but differ with respect to fees and charges.
Shares of the Investment Portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various Owners participating in, and the interests of qualified plans investing in the Investment Portfolios may conflict. The Investment Portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.
Certain Payments We Receive with Regard to the Investment Portfolios. An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the Investment

Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Contract Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the prospectuses for the Investment Portfolios for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the adviser.
Certain Investment Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Investment Portfolio's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. (See “Other Information — Distributor” for more information.) Payments under an Investment Portfolio's 12b-1 Plan decrease the Investment Portfolio's investment return.
We select the Investment Portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from contract Owners. In some cases, we have included Investment Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Investment Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Investment Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Investment Portfolio. You bear the risk of any decline in the Account Value of your contract resulting from the performance of the Investment Portfolios you have chosen.
Transfers
General. You can transfer a portion of your Account Value among the Fixed Account and the Investment Portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of frequent or large transfers, or other transfers we determine are or would be to the disadvantage of other contract Owners. (See “Restrictions on Frequent Transfers” and “Restrictions on Large Transfers” below.) We also may be required to suspend the right to transfers in certain circumstances (see “Access to Your Money – Suspension of Payments or Transfers”). We are not

currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.
You can make a transfer to or from any Investment Portfolio or the Fixed Account, subject to the limitations below. All transfers made on the same Business Day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the Business Day. The following apply to any transfer:
•	Your request for transfer must clearly state which Investment Portfolio(s) or the Fixed Account are involved in the transfer.
•	Your request for transfer must clearly state how much the transfer is for.
•	The minimum amount you can transfer is $500 from an Investment Portfolio, or your entire interest in the Investment Portfolio, if less (this does not apply to pre-scheduled transfer programs).
•	The minimum amount that may be transferred from the Fixed Account is $500, or your entire interest in the Fixed Account. Transfers out of the Fixed Account during the Accumulation Phase are limited to the greater of: (a) 25% of the Fixed Account value at the beginning of the Contract Year, or (b) the amount transferred out of the Fixed Account in the prior Contract Year. Currently we are not imposing these restrictions on transfers out of the Fixed Account, but we have the right to reimpose them at any time. You should be aware that, if transfer restrictions are imposed, it may take a while (even if you make no additional Purchase Payments or transfers into the Fixed Account) to make a complete transfer of your Account Value from the Fixed Account. When deciding whether to invest in the Fixed Account it is important to consider whether the transfer restrictions fit your risk tolerance and time horizon.
•	You may not make a transfer to more than 18 Investment Portfolios (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 Investment Portfolios
(including the Fixed Account) may be made by calling or writing our Annuity Service Center.
•	If you have elected to add a GMIB rider or a GMIB and an Enhanced Death Benefit rider to your contract, you may only make transfers between certain Investment Portfolios. Please refer to “Appendix B - Investment Portfolios Available Under the Benefits Offered Under the Contract” for more information.
During the Accumulation Phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another Investment Portfolio). In such a case, the redemption order would be processed at the source Investment Portfolio's next determined Accumulation Unit value. However, the purchase of the new Investment Portfolio would be effective at the next determined Accumulation Unit value for the new Investment Portfolio only after we receive the proceeds from the source Investment Portfolio, or we otherwise receive cash on behalf of the source Investment Portfolio.
For transfers during the Accumulation Phase, we have reserved the right to restrict transfers to the Fixed Account if any one of the following conditions exist:
•	the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate indicated in your contract; or
•	your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit; we will notify you of any such maximum allocation limit); or
•	a transfer was made out of the Fixed Account within the previous 180 days.
During the Income Phase, you cannot make transfers from a fixed Annuity Payment option to the Investment Portfolios. You can, however, make transfers during the Income Phase from the Investment Portfolios to a fixed Annuity Payment option and among the Investment Portfolios.
Transfers by Telephone or Other Means. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in Good Order. If you own the contract with a Joint Owner, unless we are instructed otherwise, we will accept instructions from either you or the other Owner. (See “Other Information — Requests and Elections.”)
All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the Business Day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or on a day when the New York Stock Exchange is not open, to be received on the next day the New York Stock Exchange is open (the next Business Day).
Pre-Scheduled Transfer Program. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging Programs, Three Month Market Entry and Automatic Rebalancing Programs.
Restrictions on Frequent Transfers. Frequent requests from contract Owners to transfer Account Value may dilute the value of an Investment Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect contract Owners and other persons who may have an interest in the contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios. In addition, as described below, we monitor transfer activity in all American Funds Insurance Series® portfolios. We monitor transfer activity in the following portfolios (the “Monitored Portfolios”):
Baillie Gifford International Stock Portfolio
BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/abrdn Emerging Markets Equity Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Templeton International Bond Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Allocation Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. We do not believe that other Investment Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire contract and will require future transfer requests to or from any Investment Portfolio under that contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate frequent transfers in any Investment Portfolio and there are no arrangements in place to permit any contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Investment Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Investment Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Investment Portfolio or its principal underwriter that obligates us to provide to the Investment Portfolio promptly upon request certain information about the trading activity of individual contract Owners, and to execute instructions from the Investment Portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the frequent transfer policies established by the Investment Portfolio.
In addition, contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Investment Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios. If an Investment Portfolio believes that an omnibus order reflects one or more transfer requests from contract Owners engaged in frequent trading, the Investment Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single contract Owner). You should read the Investment Portfolio prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Investment Portfolios and may disrupt portfolio management strategy, requiring an Investment Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Investment Portfolios except where the portfolio manager of a particular Investment Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Dollar Cost Averaging Programs
We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the Accumulation Phase.
If you make an additional Purchase Payment while a Dollar Cost Averaging (DCA) or Enhanced Dollar Cost Averaging (EDCA) program is in effect, we will not allocate the additional payment to the DCA or EDCA program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future Purchase Payments or provide new allocation instructions with the payment, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the DCA or EDCA program. Any Purchase Payments received after the DCA or EDCA program has ended will be allocated as described in “Purchase —  Allocation of Purchase Payments.”
We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. We will terminate your participation in a dollar cost averaging program when we receive notification of your death.
The two dollar cost averaging programs are:
1.	Standard Dollar Cost Averaging (DCA)
This program allows you to systematically transfer a set amount each month from the Fixed Account or from the BlackRock Ultra-Short Term Bond Portfolio to any of the other available Investment Portfolio(s) you select. We provide certain exceptions from our normal Fixed Account restrictions to accommodate the dollar cost averaging program. These transfers are made on a date you select or, if you do not select a date, on the date that a Purchase
Payment or Account Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for Purchase Payments or Account Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month.
For example, you can instruct us to transfer $1,000 on the first of each month from the BlackRock Ultra-Short Term Bond Portfolio to another Investment Portfolio that you have selected, such as the MetLife Aggregate Bond Index Portfolio. Hypothetically, the $1,000 allocation may have bought 50 Accumulation Units of the MetLife Aggregate Bond Index Portfolio in January, 65 Accumulation Units in February, and 45 Accumulation Units in March. In these three months, you allocated $3,000 to the MetLife Aggregate Bond Index Portfolio which has resulted in 160 Accumulation Units. The value of each Accumulation Unit is an average of the three values used at the time of allocation. If you had allocated the entire $3,000 at one time, the total value might be higher or lower.
If you allocate an additional Purchase Payment to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected a GMIB rider or a GMIB and an Enhanced Death Benefit rider.
2.	Enhanced Dollar Cost Averaging (EDCA) Program
The Enhanced Dollar Cost Averaging (EDCA) program allows you to systematically transfer amounts from a guaranteed account option, the EDCA account in the general account, to any available Investment Portfolio(s) you select. Except as discussed below, only new Purchase Payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.
When a subsequent Purchase Payment is allocated by you to your existing EDCA account, we create “buckets” within your EDCA account.
•	The EDCA transfer amount will be increased by the subsequent Purchase Payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.
•	Each allocation (bucket) resulting from a subsequent Purchase Payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.
•	Allocations (buckets) resulting from each Purchase Payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.
(See Appendix C for further examples of EDCA with multiple Purchase Payments.)
The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The minimum interest rate depends on the date your contract is issued, but will not be less than 1%. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any Investment Portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.
The first transfer we make under the EDCA program is the date your Purchase Payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for Purchase Payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a Business Day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the Investment Portfolios on the next Business Day. EDCA interest will not be credited on the transfer amount between the selected day and the next Business Day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.
If you decide you no longer want to participate in the EDCA program, or if we receive notification of your death, your participation in the EDCA program will be terminated and all money remaining in your EDCA account will be transferred to the Investment Portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.
The EDCA program is not available in Oregon.
Three Month Market Entry Program
Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the EDCA Program, except it is of three (3) months duration.
(See Appendix C for an example of the Three Month Market Entry Program.)
Automatic Rebalancing Program
Once your money has been allocated to the Investment Portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.
An automatic rebalancing program is intended to transfer Account Value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you “buy low and sell high,” although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.
We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current Purchase Payment allocations, unless you tell us otherwise.
The Automatic Rebalancing Program is available only during the Accumulation Phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. We will terminate your participation in the Automatic Rebalancing Program when we receive notification of your death. If you have selected the GMIB Plus IV, Enhanced Death Benefit III, GMIB Plus III, or Enhanced Death Benefit II riders, the Fixed Account is available for automatic rebalancing. If you have selected the GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max IV, EDB Max III, or EDB Max II riders, the Fixed Account is not available for automatic rebalancing.
For example, assume that you want your initial Purchase Payment split between two Investment Portfolios. You want 40% to be in the MetLife Aggregate Bond Index Portfolio and 60% to be in the Loomis Sayles Growth Portfolio. Hypothetically, over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MetLife Aggregate Bond Index Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the MetLife Aggregate Bond Index Portfolio to bring its value back to 40% and use the money to buy more units in the Loomis Sayles Growth Portfolio to increase those holdings to 60%.
Voting Rights
We are the legal owner of the Investment Portfolio shares. However, we believe that when an Investment Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Substitution of Investment Options
If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion.
EXPENSES
There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:
Product Charges
Base Contract Charges
Separate Account Product Charges. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to certain death benefit riders). We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units (i.e., during the Accumulation Phase and the Income Phase — although death benefit charges no longer continue in the Income Phase).
Mortality and Expense Charge. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.35% of the average daily net asset value of each Investment Portfolio.
This charge compensates us generally for mortality risks we assume, including making Annuity Payments that will not change based on our actual mortality experience and providing a guaranteed minimum death benefit under the contract. The charge also compensates us generally for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us generally for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.
Administration Charge. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each Investment Portfolio. This charge, together with the account fee (see below), is generally for the expenses associated with the administration of the contract.

Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.
Administrative Expenses
Account Fee
During the Accumulation Phase, every Contract Year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior Contract Year if your Account Value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the Account Value regardless of the amount of your Account Value. During the Accumulation Phase, the account fee is deducted pro rata from the Investment Portfolios. This charge is generally for the administration charge (see above). This charge cannot be increased.
A pro rata portion of the charge will be deducted from the Account Value on the Annuity Date or upon a full withdrawal, if this date is other than a contract anniversary. If your Account Value on the Annuity Date is at least $50,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract.
Optional Benefits
Death Benefit — Rider Charge
If you select one of the following death benefit riders, we will deduct a charge that compensates us generally for the costs and risks we assume in providing the benefit. This charge (assessed during the Accumulation Phase) is equal, on an annual basis, to the percentages below of the average daily net asset value of each Investment Portfolio:
Annual Step-Up Death Benefit	0.20%
Compounded-Plus Death Benefit	0.35%
Additional Death Benefit — Earnings Preservation Benefit	0.25%
Please check with your financial representative regarding which death benefits are available in your state.
The EDB Max IV rider could only be selected if you also selected the GMIB Max IV rider. The EDB Max III rider could only be selected if you also selected the GMIB Max III rider. The EDB Max II rider could only be selected if you also selected the GMIB Max II rider. The Enhanced
Death Benefit III rider could only be selected if you also selected the GMIB Plus IV rider. The Enhanced Death Benefit II rider could only be selected if you also selected the GMIB Plus III rider.
If you select an Enhanced Death Benefit rider, and you are age 69 or younger at issue, we will assess a charge during the Accumulation Phase equal to 0.60% of the Death Benefit Base. If you are age 70 or older at issue, we will assess a charge during the Accumulation Phase equal to 1.15% of the Death Benefit Base. (For a discussion of how the Death Benefit Base is determined, see “Death Benefit — Optional Death Benefit — Enhanced Death Benefit (EDB).”)
If your Death Benefit Base is increased due to an Optional Step-Up, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up. Starting with the first contract anniversary, the charge is assessed for the prior Contract Year at each contract anniversary before any Optional Step-Up.
If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the Enhanced Death Benefit charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment. If an Enhanced Death Benefit rider is terminated because the contract is terminated; because the death benefit amount is determined; or because there are insufficient funds to deduct the rider charge from the Account Value, no Enhanced Death Benefit charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect.
The Enhanced Death Benefit rider charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.

Guaranteed Minimum Income
Benefit — Rider Charge
We offer a Guaranteed Minimum Income Benefit (GMIB) that you can select when you purchase the contract. If you participate in one of the following GMIB riders, we will deduct a charge that compensates us generally for the costs and risks we assume in providing the benefit. There are five different versions of the GMIB under this contract: GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV, and GMIB Plus III.
If you select a GMIB rider, we will assess a charge during the Accumulation Phase equal to 1.00% of the Income Base (see “Living Benefits — Guaranteed Minimum Income Benefit (GMIB)” for a discussion of how the Income Base is determined) at the time the rider charge is assessed prior to any Optional Step-Up.
If your Income Base is increased due to an Optional Step-Up, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
The rider charge is assessed at the first contract anniversary, and then at each subsequent contract anniversary, up to and including the anniversary on or immediately preceding the date the rider is exercised.
If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment. If a GMIB rider is terminated because of the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); because the Guaranteed Principal Option is exercised; or because it is the 30th day following the contract anniversary prior to the Owner's 91st birthday, no GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect.
The GMIB rider charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed
Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
Withdrawal Charge
We impose a withdrawal charge to reimburse us generally for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior Purchase Payments, a withdrawal charge is assessed against each Purchase Payment withdrawn. To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:
1.    Earnings in your contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); then
2.    The free withdrawal amount described below (deducted from Purchase Payments not previously withdrawn, in the order such Purchase Payments were made, with the oldest Purchase Payment first, as described below); then
3.    Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn.
The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:
Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	6
3	5
4 and thereafter	0
For a partial withdrawal, the withdrawal charge is deducted from the remaining Account Value, if sufficient, or from the amount withdrawn.

If the Account Value is smaller than the total of all Purchase Payments, the withdrawal charge only applies up to the Account Value.
We do not assess the withdrawal charge on any payments paid out as Annuity Payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.
NOTE: For tax purposes, earnings from Non-Qualified Contracts are generally considered to come out first.
Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess a withdrawal charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program if monthly or quarterly payments are chosen. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
Reduction or Elimination of the Withdrawal Charge
General. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract, or if a prospective purchaser already had a relationship with us.
Nursing Home or Hospital Confinement Rider. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your Joint Owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the Annuity Date. There is no charge for this rider. This rider is not available in Massachusetts. This rider is also not available for contracts issued in South Dakota based on applications and necessary information received in Good Order at our Annuity Service Center after the close of the New York Stock Exchange on December 31, 2012.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become confined to a nursing home and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Terminal Illness Rider. After the first contract anniversary, we will waive the withdrawal charge if you or your Joint Owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). This waiver terminates on the Annuity Date. There is no charge for this rider. This rider is not available in Massachusetts.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become terminally ill and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
The Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for Owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.
Premium and Other Taxes
We reserve the right to deduct from Purchase Payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. Premium taxes generally range from 0 to 3.5%, depending on the state. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.
Transfer Fee
We currently allow unlimited transfers without charge during the Accumulation Phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee compensates us generally for the costs of processing transfers. The transfer fee is deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.
If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.
Income Taxes
We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Investment Portfolio Expenses
There are deductions from and expenses paid out of the assets of each Investment Portfolio, which are described in the fee table in this prospectus and the Investment Portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each Investment Portfolio.
ANNUITY PAYMENTS
(THE INCOME PHASE)
Annuity Date
Under the contract you can receive regular income payments (referred to as Annuity Payments). You can choose the month and year in which those payments begin. We call that date the Annuity Date. Your Annuity Date must be at least 30 days after we issue the contract and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date.
When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or 10 years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions imposed by your selling firm and our current established administrative procedures).
Please be aware that once your contract is annuitized, your Beneficiary (or Beneficiaries) is ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit, annuitizing your contract terminates the rider, including any Guaranteed Principal Adjustment that may be provided by the rider.
Annuity Payments
You (unless another payee is named) will receive the Annuity Payments during the Income Phase. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments.
During the Income Phase, you have the same investment choices you had just before the start of the Income Phase. At the Annuity Date, you can choose whether payments will be:
•	fixed Annuity Payments, or
•	variable Annuity Payments, or
•	a combination of both.

If you don’t tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place just before the start of the Income Phase.
If you choose to have any portion of your Annuity Payments based on the Investment Portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:
1)    the value of your contract in the Investment Portfolio(s) just before the start of the Income Phase,
2)    the assumed investment return (AIR) (you select) used in the annuity table for the contract, and
3)    the Annuity Option elected.
Subsequent variable Annuity Payments will vary with the performance of the Investment Portfolios you selected. (For more information, see “Variable Annuity Payments” below.)
At the time you choose an Annuity Option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days’ notice to us prior to the Annuity Date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable Annuity Payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable Annuity Payments will decrease.
Your variable Annuity Payment is based on Annuity Units. An Annuity Unit is an accounting device used to calculate the dollar amount of Annuity Payments. (For more information, see “Variable Annuity Payments” below.)
When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable Annuity Payment, but subsequent variable Annuity Payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Investment Portfolios. On the other hand, a higher AIR will result in a higher initial variable Annuity Payment than a lower AIR, but later variable Annuity Payments will rise more slowly or fall more rapidly.
A transfer during the Income Phase from a variable Annuity Payment option to a fixed Annuity Payment option may result in a reduction in the amount of Annuity Payments.
If you choose to have any portion of your Annuity Payments be a fixed Annuity Payment, the dollar amount of each fixed Annuity Payment will not change, unless you make a transfer from a variable Annuity Payment option to the fixed Annuity Payment that causes the fixed Annuity Payment to increase. Please refer to the “Annuity Provisions” section of the Statement of Additional Information for more information.
Annuity Payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an Annuity Option. In that case, we may provide your Annuity Payment in a single lump sum instead of Annuity Payments. Likewise, if your Annuity Payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $100.
Annuity Options
You can choose among income plans. We call those Annuity Options. You can change your Annuity Option at any time before the Annuity Date with 30 days’ notice to us.
If you do not choose an Annuity Option, Option 2, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us, subject to the requirements of the Internal Revenue Code. After Annuity Payments begin, you cannot change the Annuity Option.
If more than one frequency is permitted under your contract, choosing less frequent payments will result in each Annuity Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Annuity Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.
Option 1. Life Annuity. Under this option, we will make Annuity Payments so long as the Annuitant is alive. We stop making Annuity Payments after the Annuitant’s death. It is possible under this option to receive only one Annuity Payment if the Annuitant dies before the due date of the second payment or to receive only two Annuity Payments if the Annuitant dies before the due date of the third payment, and so on.
Option 2. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 3. Joint and Last Survivor Annuity. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. We will stop making Annuity Payments after the last survivor’s death.
Option 4. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 5. Payments for a Designated Period. We currently offer an Annuity Option under which fixed or variable monthly Annuity Payments are made for a selected number of years as approved by us, currently not less than 10 years. This Annuity Option may be limited or withdrawn by us in our discretion or due to the requirements of the Code.
The amount of any annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity rates. The amount of each annuity payment will be less with a greater frequency of payments (if frequency choices other than monthly are available) and/or with longer “certain” payment periods and/or with payments with life contingencies.
We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.
A commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity
Payments) is available under the variable Payments for a Designated Period Annuity Option (Option 5). You may not commute the fixed Payments for a Designated Period Annuity Option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving Annuitant. Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. For variable Annuity Options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See “Annuity Payments” above.) For fixed Annuity Options, the calculation of the commuted value will be done using the then current Annuity Option rates.
There may be tax consequences resulting from the election of an Annuity Payment option containing a commutation feature (i.e., an Annuity Payment option that permits the withdrawal of a commuted value). (See “Federal Income Tax Status.”)
Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner's life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See “Federal Income Tax Status.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries.
In the event that you purchased the contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Income Tax Status.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. You may choose any death benefit available under a Qualified

Contract, but the death benefit must be paid within the timeframe required by applicable tax law and certain other contract provisions and programs will not be available. Upon your death, if Annuity Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining Annuity Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Variable Annuity Payments
The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The first variable Annuity Payment will be based upon the Adjusted Contract Value, the Annuity Option elected, the Annuitant’s age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.
The dollar amount of variable Annuity Payments after the first payment is determined as follows:
•	The dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, provided that transfers among the Investment Portfolios will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Portfolio to which the transfer is made, and the number of Annuity Units will be adjusted for transfers to a fixed Annuity Option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.
•	The fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.
•	The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.
Annuity Unit. The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us. The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor (see the Statement of Additional Information for a definition) for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.
Fixed Annuity Payments
The Adjusted Contract Value (defined above under “Variable Annuity Payments”) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. The Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made. You may not make a transfer from the fixed Annuity Option to the variable Annuity Option.

ACCESS TO YOUR MONEY
You (or in the case of a death benefit, or certain Annuity Options upon the death of the last surviving Annuitant, your Beneficiary) can have access to the money in your contract:
(1)    by making a withdrawal (either a partial or a complete withdrawal);
(2)    by electing to receive Annuity Payments;
(3)    when a death benefit is paid to your Beneficiary; or
(4)    under certain Annuity Options described under “Annuity Payments (The Income Phase) — Annuity Options” that provide for continuing Annuity Payments or a cash refund to your Beneficiary upon the death of the last surviving Annuitant.
Under most circumstances, withdrawals can only be made during the Accumulation Phase.
You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See “Federal Income Tax Status.”) If you own an annuity contract with a Guaranteed Minimum Income Benefit (GMIB) rider and elect to receive distributions in accordance with substantially equal periodic payments exception, the commencement of income payments under the GMIB rider if your contract lapses and there remains any Income Base may be considered an impermissible modification of the payment stream under certain circumstances.
When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal:
•	less any applicable withdrawal charge;
•	less any premium or other tax;
•	less any account fee; and
•	less any applicable pro rata GMIB or Enhanced Death Benefit rider charge.
Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the Fixed Account, the EDCA account and the Investment Portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the Investment Portfolio, Fixed Account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the Account Value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal. (See “Purchase — Termination for Low Account Value” for more information.)
We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in Good Order unless the suspension of payments or transfers provision is in effect.
We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (i.e., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
How to withdraw all or part of your Account Value:
•	You must submit a request to our Annuity Service Center. (See “Other Information — Requests and Elections.”)
•	If you would like to have the withdrawal charge waived under the Nursing Home or Hospital Confinement Rider or the Terminal Illness Rider, you must provide satisfactory evidence of confinement to a nursing home or hospital or terminal illness. (See “Expenses — Reduction or Elimination of the Withdrawal Charge.”)
•	You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).
•	We have to receive your withdrawal request in our Annuity Service Center prior to the Annuity Date or Owner's death; provided, however, that you may submit a written withdrawal request any time prior to the Annuity Date that indicates that the withdrawal should be processed as of the Annuity Date. Solely for the purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the Accumulation Unit value calculated as of, the Annuity Date. Your request must be received at our Annuity Service Center on or before the Annuity Date.
There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See “Federal Income Tax Status.”)
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in “Expenses — Withdrawal Charge,” if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional rider, as described in the “Living Benefits” and “Death Benefit” sections. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.
Systematic Withdrawal Program
You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total Purchase Payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). For example, you may elect to have $500 withdrawn from your Account Value automatically every month and we will send it to you either by mail or directly into a bank account on file. After the first Contract Year, you can receive payments annually or semi-annually. We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see “Expenses” above.)
We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
Income taxes, tax penalties and certain restrictions may apply to systematic withdrawals.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments for withdrawals or transfers for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Portfolios is not reasonably practicable or we cannot reasonably value the shares of the Investment Portfolios; or
•	during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.
We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law, but not for more than six months.
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month from Investment Portfolios or the Fixed Account to other available Investment Portfolios	Standard	No Charge	N/A	• Available only during the Accumulation phase
• Transfers only available from the Fixed Account or the BlackRock Ultra-Short Term Bond Portfolio
• Not available with the GMIB rider or GMIB and Enhanced Death Benefit rider
Enhanced Dollar Cost Averaging (EDCA) Program	Allows you to systematically transfer amounts from the EDCA account in the general account, to any available Investment Portfolio(s) you select	Standard	No Charge	N/A	• Available only during the Accumulation phase • Generally only available for new Purchase Payments or portions thereof • Not available in Oregon
Three Month Market Entry Program	Allows you to systematically transfer amounts from the EDCA account in the general account, to any available Investment Portfolio(s) you select, over a three months period	Standard	No Charge	N/A	• Available only during the Accumulation phase • Transfers are limited to a three month duration
Automatic Rebalancing Program	Allows us to automatically rebalance your Account Value to return to your original percentage allocations	Standard	No Charge	N/A	• Available only during the Accumulation phase • If you have selected the GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max IV, EDB Max III, or EDB Max II riders, the Fixed Account is not available.
Systematic Withdrawal Program	Allows you to set up an automatic payment of up to 10% of your total Purchase Payments each year	Standard	No Charge	N/A	• Each payment must be at least $100 (unless we consent otherwise) • In the first Contract Year, only monthly or quarterly payments are allowed

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Nursing Home or Hospital Confinement Rider	Allows you to withdraw Account Value without a withdrawal charge	Standard	No Charge	N/A	• Must own contract for at least one year
• You or your joint owner must be confined for at least 90 days
• Confinement must be prescribed by a physician and be medically necessary
• Terminates on Annuity Date
• Not available for owners 81 or older on the contract issue date
• Not available in Massachusetts or South Dakota
Terminal Illness Rider	Allows you to withdraw Account Value without a withdrawal charge	Standard	No Charge	N/A	• Must own contract for at least one year to incur no withdrawal charge
• Must be terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract)
• Terminates on Annuity Date
• Not available for owners 81 or older on the contract issue date
• Not available in Massachusetts
Standard Death Benefit – Principal Protection	Pays a minimum death benefit at least equal to the greater of the Account Value or total Purchase Payments adjusted for any withdrawals	Standard	No Charge	N/A	• Withdrawals may proportionately reduce the benefit, and such reductions could be significant

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Annual Step-Up Death Benefit	Pays a death benefit equal to the greater of your Account Value, your total Purchase Payments adjusted for any withdrawals, or your Step-Up Value	Optional	0.20% of average daily net asset value of each Investment Portfolio	0.20% of average daily net asset value of each Investment Portfolio	• No longer available • Must be 79 or younger at the effective date of your contract • Withdrawals may proportionately reduce the benefit, and such reductions could be significant
Compounded-Plus Death Benefit	Pays a death benefit equal to the greater of your Account Value and your highest Account Value on a Contract Anniversary or the Annual Increase Amount adjusted for any withdrawals	Optional	0.35% of average daily net asset value of each Investment Portfolio	0.35% of average daily net asset value of each Investment Portfolio	• No longer available • Withdrawals may proportionately reduce the benefit, and such reductions could be significant and could have the effect of eliminating the benefit
Death Benefit – Earnings Preservation Benefit	Pays an additional death benefit that is intended to help pay part of the income taxes due at the time of death of the Owner or Joint Owner	Optional	0.25% of average daily net asset value of each Investment Portfolio	0.25% of average daily net asset value of each Investment Portfolio	• No longer available • Must be 79 or younger at the effective date of your contract • This benefit may not be available for qualified plans • Not available in Washington

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit Max IV (GMIB Max IV)	Provides a specified guaranteed level of minimum fixed Annuity Payments during the Income Phase regardless of investment performance	Optional	1.50% of the Income Base	1.00% of the Income Base	• No longer available
• You may not have this benefit and another living benefit rider in effect at the same time
• Certain withdrawals could significantly reduce or terminate the benefit
• Benefit subject to Investment Portfolio allocation restrictions
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary
• Benefit must be exercised no later than the 30-day period following the contract anniversary prior to the Owner's 91st birthday
• Exercising option to reset the Annual Increase Amount to Account Value will restart the 10-year waiting period
• Additional restrictions on Purchase Payments may apply
• The Guaranteed Principal Option may be exercised on each contract anniversary starting with the 10th contract anniversary through the contract anniversary prior to the Owner's 91st birthday
• Exercising the Guaranteed Principal Option terminates the benefit
• Enhanced Payout Rates, which may be available upon exercise of the benefit, depend on your age at the time you took your first withdrawal and other circumstances

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit Max III (GMIB Max III)	Provides a specified guaranteed level of minimum fixed Annuity Payments during the Income Phase regardless of investment performance	Optional	1.50% of the Income Base	1.00% of the Income Base	• No longer available
• You may not have this benefit and another living benefit rider in effect at the same time
• Certain withdrawals could significantly reduce or terminate the benefit
• Benefit subject to Investment Portfolio allocation restrictions
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary
• Benefit must be exercised no later than the 30-day period following the contract anniversary prior to the Owner's 91st birthday
• Exercising option to reset the Annual Increase Amount to Account Value will restart the 10-year waiting period
• Additional restrictions on Purchase Payments may apply
• The Guaranteed Principal Option may be exercised on each contract anniversary starting with the 10th contract anniversary through the contract anniversary prior to the Owner's 91st birthday
• Exercising the Guaranteed Principal Option terminates the benefit
• Enhanced Payout Rates, which may be available upon exercise of the benefit, depend on your age at the time you took your first withdrawal and other circumstances

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit Max II (GMIB Max II)	Provides a specified guaranteed level of minimum fixed Annuity Payments during the Income Phase regardless of investment performance	Optional	1.50% of the Income Base	1.00% of the Income Base	• No longer available
• You may not have this benefit and another living benefit rider in effect at the same time
• Certain withdrawals could significantly reduce or terminate the benefit
• Benefit subject to Investment Portfolio allocation restrictions
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary
• Benefit must be exercised no later than the 30-day period following the contract anniversary prior to the Owner's 91st birthday
• Exercising option to reset the Annual Increase Amount to Account Value will restart the 10-year waiting period
• Additional restrictions on Purchase Payments may apply
• The Guaranteed Principal Option may be exercised on each contract anniversary starting with the 10th contract anniversary through the contract anniversary prior to the Owner's 91st birthday
• Exercising the Guaranteed Principal Option terminates the benefit
• Enhanced Payout Rates, which may be available upon exercise of the benefit, depend on your age at the time you took your first withdrawal and other circumstances

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit Plus IV (GMIB Plus IV)	Provides a specified guaranteed level of minimum fixed Annuity Payments during the Income Phase regardless of investment performance	Optional	1.50% of the Income Base	1.00% of the Income Base	• No longer available
• You may not have this benefit and another living benefit rider in effect at the same time
• Certain withdrawals could significantly reduce or even terminate the benefit
• Benefit subject to Investment Portfolio allocation restrictions
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary
• Benefit must be exercised no later than the 30-day period following the contract anniversary prior to the Owner's 91st birthday
• Exercising option to reset the Annual Increase Amount to Account Value will restart the 10-year waiting period
• Additional restrictions on Purchase Payments may apply
• Guaranteed Principal Option may be exercised on each contract anniversary starting with the 10th contract anniversary through the contract anniversary prior to the Owner's 91st birthday
• Exercising the Guaranteed Principal Option terminates the benefit
• Enhanced Payout Rates, which may be available upon exercise of the benefit, depend on your age at the time you took your first withdrawal and other circumstances

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit Plus III (GMIB Plus III)	Provides a specified guaranteed level of minimum fixed Annuity Payments during the Income Phase regardless of investment performance	Optional	1.50% of the Income Base	1.00% of the Income Base	• No longer available
• You may not have this benefit and another living benefit rider in effect at the same time
• Certain withdrawals could significantly reduce or even terminate the benefit
• Benefit subject to Investment Portfolio allocation restrictions
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary
• Benefit must be exercised no later than the 30-day period following the contract anniversary prior to the Owner's 91st birthday
• Exercising option to reset the Annual Increase Amount to Account Value will restart the 10-year waiting period
• Additional restrictions on Purchase Payments may apply
• Guaranteed Principal Option may be exercised on each contract anniversary starting with the 10th contract anniversary through the contract anniversary prior to the Owner's 91st birthday
• Exercising the Guaranteed Principal Option terminates the benefit
• Enhanced Payout Rates, which may be available upon exercise of the benefit, depend on your age at the time you took your first withdrawal and other circumstances

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Enhanced Death Benefit Max IV (EDB Max IV)	Pays a death benefit equal to the greater of your Account Value or a Death Benefit Base that provides protection against adverse investment experience	Optional	1.50% of Death Benefit Base	0.60% of Death Benefit Base (issue age 69 or younger) 1.15% of Death Benefit Base (issue age 70-75)	• No longer available
• You may not have this benefit and another living benefit rider (except the GMIB Max IV rider) in effect at the same time
• Benefit subject to Investment Portfolio allocation restrictions
• Withdrawals may proportionately reduce the Death Benefit Base, and such reductions could be significant and could have the effect of eliminating the benefit
• Additional restrictions on Purchase Payments may apply
Enhanced Death Benefit Max III (EDB Max III)	Pays a death benefit equal to the greater of your Account Value or a Death Benefit Base that provides protection against adverse investment experience	Optional	1.50% of Death Benefit Base	0.60% of Death Benefit Base (issue age 69 or younger) 1.15% of Death Benefit Base (issue age 70-75)	• No longer available
• You may not have this benefit and another living benefit rider (except the GMIB Max III rider) in effect at the same time
• Benefit subject to Investment Portfolio allocation restrictions
• Withdrawals may proportionately reduce the Death Benefit Base, and such reductions could be significant and could have the effect of eliminating the benefit
• Additional restrictions on Purchase Payments may apply

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Enhanced Death Benefit Max II (EDB Max II)	Pays a death benefit equal to the greater of your Account Value or a Death Benefit Base that provides protection against adverse investment experience	Optional	1.50% of Death Benefit Base	0.60% of Death Benefit Base (issue age 69 or younger) 1.15% of Death Benefit Base (issue age 70-75)	• No longer available
• You may not have this benefit and another living benefit rider (except the GMIB Max II rider) in effect at the same time
• Benefit subject to Investment Portfolio allocation restrictions
• Withdrawals may proportionately reduce the Death Benefit Base, and such reductions could be significant and could have the effect of eliminating the benefit
• Additional restrictions on Purchase Payments may apply
Enhanced Death Benefit III	Pays a death benefit equal to the greater of your Account Value or a Death Benefit Base that provides protection against adverse investment experience	Optional	1.50% of Death Benefit Base	0.60% of Death Benefit Base (issue age 69 or younger) 1.15% of Death Benefit Base (issue age 70-75)	• No longer available
• You may not have this benefit and another living benefit rider (except the GMIB Plus IV rider) in effect at the same time
• Benefit subject to Investment Portfolio allocation restrictions
• Withdrawals may proportionately reduce the Death Benefit Base, and such reductions could be significant and could have the effect of eliminating the benefit
• Additional restrictions on Purchase Payments may apply

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Enhanced Death Benefit II	Pays a death benefit equal to the greater of your Account Value or a Death Benefit Base that provides protection against adverse investment experience	Optional	1.50% of Death Benefit Base	0.60% of Death Benefit Base (issue age 69 or younger) 1.15% of Death Benefit Base (issue age 70-75)	• No longer available
• You may not have this benefit and another living benefit rider (except the GMIB Plus III rider) in effect at the same time
• Benefit subject to Investment Portfolio allocation restrictions
• Withdrawals may proportionately reduce the Death Benefit Base, and such reductions could be significant and could have the effect of eliminating the benefit
• Additional restrictions on Purchase Payments may apply

LIVING BENEFITS
Guaranteed Minimum Income Benefit (GMIB)
If you want to invest your Account Value in the Investment Portfolio(s) during the Accumulation Phase, but you also want to assure a specified guaranteed level of minimum fixed Annuity Payments during the Income Phase, we offer an optional rider for an additional charge, called the Guaranteed Minimum Income Benefit (GMIB). The purpose of the GMIB is to provide protection against market risk (the risk that the Account Value allocated to the Investment Portfolio(s) may decline in value or underperform your expectations).
As described in more detail in “Annuity Payments (The Income Phase),” you can choose to apply your Account Value to fixed Annuity Payments, variable Annuity Payments, or a combination of both. The dollar amount of your Annuity Payments will vary to a significant degree based on the market performance of the Investment Portfolio(s) to which you had allocated Account Value during the Accumulation Phase (and based on market performace during the Income Phase, in the case of variable Annuity Payments).
With the GMIB, the minimum amount of each fixed Annuity Payment you receive during the Income Phase is guaranteed regardless of the investment performance of the Investment Portfolios during the Accumulation Phase or your actual Account Value at the time you elect the Income Phase. Prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the Accumulation Phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your financial representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.
You may purchase the GMIB if you are age 78 or younger on the effective date of your contract. Once elected, the GMIB rider may not be terminated except as stated below.
Summary of the GMIB
The following section provides a summary of how the GMIB works. A more detailed explanation of the operation of the GMIB is provided, in the section below called “Operation of the GMIB.”
Under the GMIB, we calculate an “Income Base” that determines, in part, the minimum amount you receive as fixed Annuity Payments under the GMIB rider if you elect the Income Phase. The Income Base is the greater of two calculated values, the Annual Increase Amount or the Highest Anniversary Value (see “Operation of the GMIB — Income Base”). We then will apply the Income Base calculated at the time the GMIB rider is exercised to the conservative GMIB Annuity Table specified in your GMIB rider in order to determine your minimum guaranteed lifetime fixed monthly Annuity Payments. (However, your actual payment may be higher than this minimum if, as discussed below, Annuity Payments during the Income Phase of the contract based on the Account Value would produce a higher payment).
It is important to recognize that this Income Base is not available for cash withdrawals and does not establish or guarantee your Account Value or a minimum return for any Investment Portfolio. The GMIB may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary, provided that the exercise must occur no later than the 30-day period following the contract anniversary prior to the Owner’s 91st birthday. If at the time you elect the Income Phase, applying your actual Account Value to then current annuity purchase rates (independent of the GMIB rider) produces higher Annuity Payments, you will receive the higher Annuity Payments, and thus you will have paid for the rider even though it was not used.
Different Versions of the GMIB. From time to time, we introduce new versions of the GMIB. Each version of the GMIB we have offered with this contract, and the versions we may currently be offering (if any), are listed in the “GMIB Rate Table” immediately following the “Operation of the GMIB” section below. The principal differences between the different versions of the GMIB described in this prospectus are the items listed in the GMIB Rate Table and the Investment Portfolios to which you are permitted to allocate Account Value while the GMIB rider is in effect (see “Operation of the GMIB – Investment Allocation Restrictions”).
Operation of the GMIB
The following section describes how the GMIB operates. When reading the following descriptions of the operation of the GMIB (for example, the “Annual Increase Rate,” “Dollar-for-Dollar Withdrawal Percentage,” and “Enhanced Payout Rate” sections), refer to the GMIB Rate

Table below for the specific rates and other terms applicable to your version of the GMIB.
(See Appendix D for examples illustrating the operation of the GMIB.)
Income Base. The Income Base is the greater of (a) or (b) below.
(a)    Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).
(b)    Annual Increase Amount: On the date we issue your contract, the “Annual Increase Amount” is equal to your initial Purchase Payment. All Purchase Payments received within 120 days of the date we issue your contract will be treated as part of the initial Purchase Payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)    is Purchase Payments accumulated at the annual increase rate (as defined below) from the date the Purchase Payment is made; and
(ii)    is withdrawal adjustments (as defined below) accumulated at the annual increase rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
Annual Increase Rate. As noted above, we calculate an Income Base under the GMIB rider that helps determine the minimum amount you receive as an income payment upon exercising the rider. One of the factors used in calculating the Income Base is called the “annual increase rate.”
Through the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is the greater of:
(a)    the GMIB Annual Increase Rate; or
(b)    the Required Minimum Distribution Rate (as defined below).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.
Required Minimum Distribution Rate. The Required Minimum Distribution Rate equals the greater of:
(1)     the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year;
(2a)     if you enroll only in the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)    if you enroll in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase

Payments received during the Contract Year before the end of the calendar year.
On the first contract anniversary, “at the beginning of the Contract Year” means on the issue date; on a later contract anniversary, “at the beginning of the Contract Year” means on the prior contract anniversary. All Purchase Payments received within 120 days of the issue date are treated as part of the initial Purchase Payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent Purchase Payments (see “Operation of the GMIB – Income Base”).
See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GMIB” below for more information on the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program.
If item (b) above (the Required Minimum Distribution Rate) is greater than item (a) above (the GMIB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the GMIB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of Annuity Payments under the GMIB.
During the 30-day period following the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is 0%.
Dollar-for-Dollar Withdrawal Percentage. One of the factors used in calculating withdrawal adjustments is called the “Dollar-for-Dollar Withdrawal Percentage.” The Dollar-for-Dollar Withdrawal Percentage is the greater of:
(a)    the GMIB Dollar-for-Dollar Withdrawal Rate; or
(b)    the Required Minimum Distribution Rate (as defined above under “Annual Increase Rate”).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.
During the 30-day period following the contract anniversary immediately prior to the Owner’s 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.
For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the GMIB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A higher Dollar-for-Dollar Withdrawal Percentage allows you to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals rather than a proportional adjustment. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a “dollar-for-dollar treatment” withdrawal adjustment may be more favorable than a “proportional reduction” withdrawal adjustment.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)     proportional reduction: if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above), or if the withdrawals are not paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or
(b)     dollar-for-dollar treatment: if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, and if these withdrawals are paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.

These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. Depending on the relative amounts of the Annual Increase Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Annual Increase Amount (particularly when the Account Value is lower than the Annual Increase Amount), and could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider. Complying with the two conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.
Example:
•	Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if you owned a GMIB rider with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first contract year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.
•	Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, if you took a withdrawal during the first Contract Year equal to 10% of the Account Value , that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.
In determining the GMIB annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.
Optional Step-Up. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the GMIB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if you elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or older Joint Owner or Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.
You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.
Each Optional Step-Up:
(1)    resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;
(2)    resets the waiting period to exercise the rider to the tenth contract anniversary following the date the Optional Step-Up took effect;
(3)    may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Guaranteed Principal Option. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.
By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)    is Purchase Payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and
(b)    the Account Value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.
The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. It is important to note that only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because Purchase Payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB rider may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the rider for this feature.

The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB rider will terminate as of the date the option takes effect and no additional GMIB rider charges will apply thereafter. The variable annuity contract, however, will continue. If you only elected a GMIB rider, the investment allocation restrictions and any subsequent Purchase Payment restrictions described in “Purchase — Investment Allocation Restrictions for Certain Riders” and in “Appendix B - Investment Portfolios Available Under the Benefits Offered Under the Contract” will no longer apply, and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Investment Portfolios. (However, if you elected a GMIB Max rider, you will not be permitted to allocate subsequent Purchase Payments or transfer Account Value to the Fixed Account.) If you elected both a GMIB rider and an EDB rider, the investment allocation restrictions and any subsequent Purchase Payment restrictions applicable to the EDB rider will continue to apply.
The Guaranteed Principal Option is not available with contracts issued with a GMIB rider in the state of Washington.
Exercising the GMIB. If you exercise the GMIB rider, you must elect to receive Annuity Payments under one of the following fixed Annuity Options:
(1)    Life annuity with 5 years of Annuity Payments guaranteed.
(2)    Joint and last survivor annuity with 5 years of Annuity Payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the Joint Annuitants, who are not spouses, is greater than 10 years. (See “Annuity Payments (The Income Phase).”)
These options are described in the contract and the GMIB rider.
The GMIB Annuity Table. When the contract is annuitized, Annuity Payments under the GMIB rider will be determined by applying the Income Base to the rates in the GMIB Annuity Table. The GMIB Annuity Table Basis is specified in the rider and the GMIB Rate Table.
As with other payout types, the amount you receive as an income payment also depends on the Annuity Option you select, your age, and your sex. The annuity rates in the
GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your Annuity Date to then-current annuity purchase rates.
If you exercise the GMIB rider, your Annuity Payments will be the greater of:
•	the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See “Annuity Payments (The Income Phase).”)
If you choose not to receive Annuity Payments as guaranteed under the GMIB, you may elect any of the Annuity Options available under the contract.
If the amount of the guaranteed minimum lifetime income that the GMIB produces is less than the amount of annuity income that would be provided by applying contract value on the Annuity Date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.
If you take a full withdrawal of your Account Value, your contract is terminated by us due to its small Account Value and inactivity (see “Purchase — Termination for Low Account Value”), or your contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates. The GMIB payout rates are enhanced under the following circumstances.
If you select the GMIB and if:
•	you take no withdrawals prior to the Minimum Enhanced Payout Withdrawal Age;
•	your Account Value is fully withdrawn or decreases to zero at or after you reach the Minimum Enhanced

Payout Withdrawal Age and there is an Income Base remaining; and
•	the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;
then the annual Annuity Payments under the GMIB will equal or exceed the applicable Enhanced Payout Rate multiplied by the Income Base (calculated on the date the payments are determined).
If an Owner dies and the Owner’s spouse (age 89 or younger) is the Beneficiary of the contract, the spouse may elect to continue the contract and the GMIB rider. If the spouse elects to continue the contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse’s eligibility for the Enhanced Payout Rates described above is based on the Owner’s age when the withdrawals began. For example, if an Owner had begun to take withdrawals at the applicable Minimum Enhanced Payout Withdrawal Age and subsequently died, if that Owner’s spouse continued the contract and the GMIB rider, the spouse would be eligible for the Enhanced Payout Rate as described above, even if the spouse were younger than the Enhanced Rate Withdrawal Age at the time the contract was continued. If the spouse elects to continue the contract and the Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the Enhanced Payout Rates is based on the spouse’s age when the spouse begins to take withdrawals.
Investment Allocation Restrictions. For a detailed description of the GMIB investment allocation restrictions, see the applicable subsection of “Purchase — Investment Allocation Restrictions for Certain Riders” and “Appendix B – Investment Portfolios Available Under the Benefits Offered Under the Contract.”
Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions or potential restrictions on subsequent Purchase Payments that may apply for your version of the GMIB, see the applicable subsection of “Purchase — Investment Allocation Restrictions for Certain Riders.”
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% federal tax penalty may apply.
Ownership. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the contract, then the Annuitant will be considered the
Owner in determining the Income Base and GMIB Annuity Payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Minimum Income Benefit section of the prospectus, “you” always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.
GMIB and Decedent Contracts. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase a GMIB rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.
Terminating the GMIB Rider. Except as otherwise provided in the GMIB rider, the rider will terminate upon the earliest of:
a)    The 30th day following the contract anniversary prior to your 91st birthday;
b)    The date you make a complete withdrawal of your Account Value (if there is an Income Base remaining you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);
c)    The date you elect to receive Annuity Payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);
d)    Death of the Owner or Joint Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract;
e)    A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
f)    The effective date of the Guaranteed Principal Option; or
g)    The date you assign your contract (a pro rata portion of the rider charge will be assessed).

If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary prior to the spouse’s 91st birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
When the GMIB rider terminates, the corresponding GMIB rider charge terminates and the GMIB investment allocation restrictions and any subsequent Purchase Payment restrictions will no longer apply (except for the restrictions applicable to the GMIB Max riders described under “Purchase — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max and EDB Max Riders — Restrictions on Investment Allocations After Rider Terminates”). However, if you elected both a GMIB rider and the corresponding EDB rider, and only the GMIB rider has terminated, the investment allocation restrictions and any subsequent Purchase Payment restrictions applicable to the EDB rider will continue to apply.
Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GMIB
For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
Used with the GMIB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your contract without reducing the Income Base on a proportionate basis. (Reducing the Income Base on a proportionate basis could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “Access to Your Money – Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Income Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GMIB Dollar for Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the GMIB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the Automated Required Minimum Distribution Program. For example, if you elect the GMIB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Income Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider.
To enroll in the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Center.

GMIB Rate Table
Using the GMIB Rate Table. The GMIB Rate Table indicates the date each version was first offered (“Date Introduced”). Only one version is offered in each state, currently. When a new version of the GMIB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version; in addition, certain broker-dealers may not offer a new version on the first date it is introduced.
If you have already purchased a contract, to determine which version of the GMIB (if any) you purchased with your contract, you should refer to the copy of the contract you received after you purchased it. If you would like another copy of your contract, including any applicable GMIB rider, please call our Annuity Service Center at (888) 243-1932. If you are purchasing a contract, to determine which version of the rider is currently being offered in your state, you should ask your financial representative.
If we introduce a new version of the rider, we generally will do so by updating the GMIB Rate Table. Changes to the GMIB Rate Table after the date of this prospectus, reflecting a new version of the rider, will be made in a supplement to the prospectus.
The GMIB Rate Table lists the following for each version of the GMIB:
•	the GMIB Annual Increase Rate, which is the minimum rate at which the Annual Increase Amount is increased at each Contract Anniversary (see “Operation of the GMIB — Income Base”);
•	the GMIB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if you make withdrawals that do not exceed the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the GMIB — see “Operation of the GMIB — Withdrawal Adjustments.”) For IRAs
and other Qualified Contracts, also see “Operation of the GMIB — Required Minimum Distribution Rate.”;
•	the Enhanced Payout Rates, which may be available upon exercise of the GMIB, depending on your age at the time you took your first withdrawal (the Minimum Enhanced Payout Withdrawal Age) (see “Operation of the GMIB — Enhanced Payout Rates”); and
•	the GMIB Annuity Table Basis is specified in your rider and is used to determine the amount of GMIB income payments, depending on your age, your sex, and the Annuity Option you select. Please note the annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your Annuity Date to then-current annuity purchase rates.

GMIB RATE TABLE
GMIB Rider	GMIB Annual Increase Rate	GMIB Dollar-for-Dollar Withdrawal Rate	Enhanced Payout Rates		GMIB Annuity Table Basis	Rider Charge
			Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max IV	5.0%	4.5% if first withdrawal prior to 5th contract anniversary[1] or 5.0% if first withdrawal on or after 5th contract anniversary[1]	62	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum	Maximum Charge: 1.50% of the Income Base Current Charge: 1.00% of the Income Base
			67	5.0%
GMIB Max III	5.0%	5.0%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Max II	5.5%	5.5%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
			67	5.5%
GMIB Plus IV	4.5%	4.5%	60	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Plus III	5.0%	5.0%	60	5.0%	Annuity 2000 Mortality Table, 10-year age set back with interest of 1.5% per annum
			62	5.5%

(1) For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal on or after the fifth contract anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows you to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of Annuity Payments under GMIB Max IV (see “Operation of the GMIB — Withdrawal Adjustments”).

GMIB VERSION AVAILABILITY BY STATE
Rider Version	All States except FL, NV, NJ, OR	Florida	Nevada	New Jersey	Oregon	Rider Charge
GMIB Max IV	12/19/12 - 02/03/13	12/19/12 - 02/24/13	12/19/12 - 02/24/13	12/19/12 - 02/24/13	12/19/12 - 02/03/13	Maximum Charge: 1.50% of the Income Base Current Charge: 1.00% of the Income Base
GMIB Max III	01/03/12 - 12/18/12	01/03/12 - 12/18/12	02/27/12 - 12/18/12	01/03/12 - 12/18/12	01/03/12 - 12/18/12
GMIB Max II	10/10/11 - 12/30/11	10/10/11 - 12/30/11	N/A	10/10/11 - 12/30/11	10/10/11 - 12/30/11
GMIB Plus IV	10/10/11 - 02/24/12	10/10/11 - 02/24/12	N/A	10/10/11 - 02/24/12	10/10/11 - 02/24/12
GMIB Plus III	N/A	N/A	10/10/11 - 02/24/12	N/A	N/A

DEATH BENEFIT
Upon Your Death
If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary (or Beneficiaries). If you die during the Income Phase (after you begin receiving Annuity Payments), there is no death benefit; however, depending on the Annuity Option you elect, any remaining guarantee may be paid to your Beneficiary (or Beneficiaries) (see “Annuity Payments (The Income Phase)” for more information).
The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, depending on availability in your state, you could select optional death benefit riders, such as the Annual Step-Up Death Benefit rider, the Compounded-Plus Death Benefit rider, or an Enhanced Death Benefit rider. You could also select the Additional Death Benefit — Earnings Preservation Benefit, either individually or with the Annual Step-Up Death Benefit rider. If you were age 79 or younger at the effective date of your contract, you could select the Annual Step-Up Death Benefit rider, the Compounded-Plus Death Benefit rider, or the Earnings Preservation Benefit. If you were age 75 or younger at the effective date of your contract, you could select an Enhanced Death Benefit rider.
The EDB Max IV rider could only be elected if you elected the GMIB Max IV rider. The EDB Max III rider could only be elected if you elected the GMIB Max III rider. The EDB Max II rider could only be elected if you elected the GMIB Max II rider. The Enhanced Death Benefit III rider could only be elected if you elected the GMIB Plus IV rider. The Enhanced Death Benefit II rider could only be elected if you elected the GMIB Plus III rider. The Earnings Preservation Benefit may not be elected with an Enhanced Death Benefit rider (EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, Enhanced Death Benefit II). The Earnings Preservation Benefit rider could be elected with the Compounded-Plus Death Benefit rider.
The death benefits are described below. There may be versions of each rider that vary by issue date and state availability. In addition, a version of a rider may become available (or unavailable) in different states at different times. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.
The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until the
Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk.
Where there are multiple Beneficiaries, any guaranteed death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the guaranteed death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the contract’s Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Investment Portfolios until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit and are subject to investment risk until we receive his/her necessary documentation.
If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit amount.
If we are presented with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging program, the Automatic Rebalancing Program, the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Program), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
Enhanced Death Benefit and Decedent Contracts
If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are “stretching” the distributions under the IRS required distribution rules, you may not purchase an Enhanced Death Benefit rider. Upon your death, however, any remaining benefits may need to be accelerated to comply with IRS rules.

Standard Death Benefit — Principal Protection
The death benefit will be the greater of:
(1)    the Account Value; or
(2)    total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge).
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of the change of Owner, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Principal Protection death benefit will be determined in accordance with (1) or (2) above.
(See Appendix E for examples of the Principal Protection death benefit rider.)
Optional Death Benefit — Annual Step-Up
You may select the Annual Step-Up death benefit rider if you are age 79 or younger at the effective date of your contract. If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:
(1)    the Account Value; or
(2)    total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge); or
(3)    the highest anniversary value, as defined below.
On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:
•	Subsection (2) is changed to provide: “The Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of change of Owner, and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date.”
•	For subsection (3), the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the change of Owner. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Annual Step-Up death benefit is equal to the greatest of (1), (2) or (3).
(See Appendix E for examples of the Annual Step-Up death benefit rider.)
Optional Death Benefit — Enhanced Death Benefit (EDB)
You may select the Enhanced Death Benefit (EDB) rider (subject to investment allocation restrictions) if you are age 75 or younger at the effective date of your contract. If you select the EDB rider, you may not select the Additional Death Benefit — Earnings Preservation Benefit. The EDB rider is referred to in your contract and rider as the “Guaranteed Minimum Death Benefit” or GMDB.
EDB Versions Must Be Elected with Corresponding GMIB Riders. Each version of the EDB rider may only be elected if you have elected the corresponding GMIB rider:
•	EDB Max IV could only have been elected with GMIB Max IV;
•	EDB Max III could only have been elected with GMIB Max III;
•	EDB Max II could only have been elected with GMIB Max II;
•	EDB III could only have been elected with GMIB Plus IV; and
•	EDB II could only have been elected with GMIB Plus III.
You should understand that by electing both a GMIB rider and an EDB rider, you will be paying for and receiving both an income benefit and a death benefit and the cost of the combined riders will be higher than the cost of either a GMIB rider or other available death benefit riders individually. Please note that other standard or optional death benefit riders are available under this contract that are not required to be purchased in combination with a GMIB rider. You should also understand that once GMIB Annuity Payments begin under a GMIB rider, the EDB rider will be terminated.
Summary of the EDB
The following section provides a summary of how the EDB works. A more detailed explanation of the operation of the EDB is provided, in the section below called “Operation of the EDB.”
Under the EDB, we calculate a “Death Benefit Base” that, if greater than the Account Value at the time the death benefit is calculated, determines the death benefit amount. The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at the Annual Increase Rate.
Different Versions of the EDB. From time to time, we introduce new versions of the EDB. Each version of the EDB we have offered with this contract, and the versions we may currently be offering (if any), are listed in the “EDB Rate Table” immediately following the “Operation of the EDB” section below. The principal differences between the different versions of the EDB described in this prospectus are the items listed in the EDB Rate Table and the Investment Portfolios to which you are permitted to allocate Account Value while the EDB rider is in effect (see “Operation of the EDB – Investment Allocation Restrictions”).
(See Appendix E for examples illustrating the operation of the EDB.)
Operation of the EDB
The following section describes how the EDB operates. When reading the following descriptions of the operation of the EDB (for example, the “Annual Increase Rate” and “Dollar-for-Dollar Withdrawal Percentage” sections), refer to the EDB Rate Table below for the specific rates and other terms applicable to your version of the EDB.
If you select an EDB rider, the amount of the death benefit will be the greater of:
(1)    the Account Value; or
(2)    the Death Benefit Base.
Death Benefit Base. The Death Benefit Base is the greater of (a) or (b) below.
(a)    Highest Anniversary Value: On the date we issue your contract, the “Highest Anniversary Value” is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable withdrawal charge) divided by the Account Value immediately preceding such withdrawal. On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).
(b)    Annual Increase Amount: On the date we issue your contract, the “Annual Increase Amount” is equal to your initial Purchase Payment. All Purchase Payments received within 120 days of the date we issue your contract will be treated as part of the initial Purchase Payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)    is Purchase Payments accumulated at the annual increase rate (as defined below) from the date the Purchase Payment is made; and
(ii)    is withdrawal adjustments (as defined below) accumulated at the annual increase rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
The Annual Increase Amount does not change after the contract anniversary immediately preceding the Owner's 91st birthday, except that it is increased for each subsequent Purchase Payment and reduced by the withdrawal adjustments described below.
Annual Increase Rate. As noted above, we calculate a Death Benefit Base under the EDB rider that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the “annual increase rate.”
Through the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is the greater of:
(a)    the EDB Annual Increase Rate; or
(b)    the Required Minimum Distribution Rate (as defined below).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.
Required Minimum Distribution Rate. The Required Minimum Distribution Rate equals the greater of:
(1)     the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year;
(2a)     if you enroll only in the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)    if you enroll in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
On the first contract anniversary, “at the beginning of the Contract Year” means on the issue date; on a later contract anniversary, “at the beginning of the Contract Year” means on the prior contract anniversary. All Purchase Payments received within 120 days of the issue date are treated as part of the initial Purchase Payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent Purchase Payments (see “Operation of the EDB – Death Benefit Base”).
See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With EDB” below for more information on the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program.
If item (b) above (the Required Minimum Distribution Rate) is greater than item (a) above (the EDB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the

Contract Year before the end of the calendar year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the EDB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of the death benefit under the EDB.
After the contract anniversary immediately prior to the Owner’s 91st birthday, the annual increase rate is 0%.
Dollar-for-Dollar Withdrawal Percentage. One of the factors used in calculating withdrawal adjustments is called the “Dollar-for-Dollar Withdrawal Percentage.” The Dollar-for-Dollar Withdrawal Percentage is the greater of:
(a)    the EDB Dollar-for-Dollar Withdrawal Rate; or
(b)    the Required Minimum Distribution Rate (as defined above under “Annual Increase Rate”).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.
After the contract anniversary immediately prior to the Owner’s 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.
For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the EDB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A higher Dollar-for-Dollar Withdrawal Percentage allows you to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals rather than a proportional adjustment. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a “dollar-for-dollar treatment” withdrawal adjustment may be more favorable than a “proportional reduction” withdrawal adjustment.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)     proportional reduction: (1) if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal
Percentage (as defined above); or (2) if the withdrawals occur on or after the contract anniversary immediately prior to your 91st birthday; or (3) if the withdrawals are not paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or
(b)     dollar-for-dollar treatment: (1) if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage; (2) if the withdrawals occur before the contract anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. Depending on the relative amounts of the Annual Increase Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Annual Increase Amount (particularly when the Account Value is lower than the Annual Increase Amount), and could have the effect of reducing or eliminating the value of the death benefit under the EDB rider. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal

Percentage) will result in dollar-for-dollar treatment of the withdrawals.
Example:
•	Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if you owned a EDB rider with a 4.5% EDB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first contract year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.
•	Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, if you took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% federal tax penalty may apply.
Optional Step-Up. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the EDB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if you elect to reset the Annual Increase Amount, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or older Joint Owner, or the Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your contract has both a GMIB rider and an EDB rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described above, on one or both riders.
You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.
Each Optional Step-Up:
(1)    resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;
(2)    may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Optional Step-Up.
Investment Allocation Restrictions. For a detailed description of the investment allocation restrictions for your version of the EDB, see the applicable subsection of “Purchase — Investment Allocation Restrictions for Certain Riders” and “Appendix B – Investment Portfolios Available Under the Benefits Offered Under the Contract” for a list of these Investment Portfolios.
Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions or potential restrictions on subsequent Purchase Payments that may apply for your version of the EDB, see the applicable subsection of “Purchase — Investment Allocation Restrictions for Certain Riders.”
Terminating the EDB Rider. Except as otherwise provided in the EDB rider, the rider will terminate upon the earliest of:
a)    The date you make a total withdrawal of your Account Value (a pro rata portion of the rider charge will be assessed);
b)    The date there are insufficient funds to deduct the rider charge from your Account Value;
c)    The date you elect to receive Annuity Payments under the contract (a pro rata portion of the rider charge will be assessed);
d)    A change of the Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
e)    The date you assign your contract (a pro rata portion of the rider charge will be assessed);
f)    The date the death benefit amount is determined (excluding the determination of the death benefit under the spousal continuation option); or
g)    Termination of the contract to which this rider is attached.
Under our current administrative procedures, we will waive the termination of the EDB rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With EDB
For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
Used with the EDB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of death benefit provided by the EDB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “Access to Your Money – Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Death

Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the EDB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the EDB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the Automated Required Minimum Distribution Program. For example, if you elect the EDB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB rider.
To enroll in the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Center.
The EDB Rider and Annuitization. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions imposed by your selling firm, our current established administrative procedures and applicable state law). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see “Annuity Payments (The Income Phase)”), or you must make a complete withdrawal of your Account Value. Generally, once your contract is annuitized, you are ineligible to receive the death benefit selected. However, for contracts purchased with an EDB rider, if you annuitize at the latest date permitted, you must elect one of the following options:
(1)    Annuitize the Account Value under the contract’s annuity provisions; or
(2)    Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed Annuity Option rates for this contract at the time of purchase or the current Annuity Option rates applicable to this class of contract. If you die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less Annuity Payments already paid to the Owner.
If you fail to select one of the above options, we will annuitize your contract under the Life with 10 Years of Annuity Payments Guaranteed Annuity Option, unless the payment under option (2) above is greater, in which case we will apply option (2) to your contract.
EDB Rate Table
Using the EDB Rate Table. The EDB Rate Table indicates the date each version was first offered (“Date Introduced”). Only one version is offered in each state, currently. When a new version of the EDB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version; in addition, certain broker-dealers may not offer a new version on the first date it is introduced.
If you have already purchased a contract, to determine which version of the EDB (if any) you purchased with your contract, you should refer to the copy of the contract you received after you purchased it. If you would like another copy of your contract, including any applicable EDB rider, please call our Annuity Service Center at (888) 243-1932. If you are purchasing a contract, to determine which version of the rider is currently being offered in your state, you should ask your financial representative.
If we introduce a new version of the rider, we generally will do so by updating the EDB Rate Table. Changes to the EDB Rate Table after the date of this prospectus, reflecting a new version of the rider, will be made in a supplement to the prospectus.
The EDB Rate Table lists the following for each version of the EDB:
•	the EDB Annual Increase Rate, which is the minimum rate at which the Annual Increase Amount is increased at each Contract Anniversary (see “Operation of the EDB — Income Base”);

•	the EDB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if you make withdrawals that do not exceed the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the EDB — see “Operation of the EDB — Withdrawal Adjustments.”) For IRAs and other Qualified Contracts, also see “Operation of the EDB — Required Minimum Distribution Rate.”

EDB RATE TABLE
EDB Rider	EDB Annual Increase Rate	EDB Dollar-for-Dollar Withdrawal Rate	Rider Charge
EDB Max IV	5.0%	4.5% if first withdrawal prior to 5th contract anniversary[1] or 5.0% if first withdrawal on or after 5th contract anniversary[1]	Maximum Charge: 1.50% of the Death Benefit Base Current Charge (issue age 69 or younger): 0.60% of the Death Benefit Base Current Charge (issue age 70-75): 1.15% of the Death Benefit Base
EDB Max III	5.0%	5.0%
EDB Max II	5.5%	5.5%
EDB III	4.5%	4.5%
EDB II	5.0%	5.0%

(1) For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal on or after the fifth contract anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows you to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of the death benefit under EDB Max IV (see “Operation of the EDB — Withdrawal Adjustments”).
EDB VERSION AVAILABILITY BY STATE
Rider Version	All States except FL, NV, NJ, OR	Florida	Nevada	New Jersey	Oregon	Rider Charge
EDB Max IV	12/19/12 - 02/03/13	12/19/12 - 02/24/13	12/19/12 - 02/24/13	12/19/12 - 02/24/13	12/19/12 - 02/03/13	Maximum Charge: 1.50% of the Death Benefit Base Current Charge (issue age 69 or younger): 0.60% of the Death Benefit Base Current Charge (issue age 70-75): 1.15% of the Death Benefit Base
EDB Max III	01/03/12 - 12/18/12	01/03/12 - 12/18/12	02/27/12 - 12/18/12	01/03/12 - 12/18/12	01/03/12 - 12/18/12
EDB Max II	10/10/11 - 12/30/11	10/10/11 - 12/30/11	N/A	10/10/11 - 12/30/11	N/A
EDB III	10/10/11 - 02/24/12	10/10/11 - 02/24/12	N/A	10/10/11 - 02/24/12	N/A
EDB II	N/A	N/A	10/10/11 - 02/24/12	N/A	N/A

Optional Death Benefit — Compounded-Plus
The Compounded-Plus death benefit rider is no longer available for purchase. The Compounded-Plus death benefit rider was available for contract Owners age 79 or younger at the effective date of the contract. If you select the Compounded-Plus death benefit rider, the death benefit will be the greater of:
(1)    the Account Value; or
(2)    the greater of (a) or (b) below:
(a)    Highest Anniversary Value: On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.
(b)    Annual Increase Amount: On the date we issue your contract, the annual increase amount is equal to your initial Purchase Payment. Thereafter, the annual increase amount is equal to (i) less (ii), where:
(i)	is Purchase Payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter; and
(ii)	is withdrawal adjustments accumulated at the annual increase rate. A withdrawal adjustment is equal to the value of the annual increase amount immediately prior to a withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable withdrawal charge).
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1) or (2); however, for purposes of calculating the enhanced death benefit under (2) above:
(a)    for the highest anniversary value, the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the Owner change; and
(b)    for the annual increase amount, the current annual increase amount will be reset to equal your Account Value as of the effective date of the Owner change. For purposes of the calculation of the annual increase amount thereafter, the Account Value on the effective date of the Owner change will be treated as the initial Purchase Payment and Purchase Payments received and partial withdrawals taken prior to the change of Owner will not be taken into account.
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount is equal to the greater of (1) or (2).
(See Appendix E for examples of the Compounded-Plus death benefit rider.)
Additional Death Benefit — Earnings Preservation Benefit
You may select the Additional Death Benefit — Earnings Preservation Benefit if you are age 79 or younger at the effective date of your contract. The Earnings Preservation Benefit pays an additional death benefit that is intended to help pay part of the income taxes due at the time of death of the Owner or Joint Owner. In certain situations, this benefit may not be available for qualified plans (check with your financial representative for details). The Earnings Preservation Benefit is not available in Washington. If you select the Earnings Preservation Benefit, you may not select an Enhanced Death Benefit rider.
Before the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the “benefit percentage” (determined in accordance with the table below) times the result of (a) - (b), where:
(a)	is the death benefit under your contract; and
(b)	is total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract, and then against Purchase Payments not withdrawn.

On or after the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the “benefit percentage” (determined in accordance with the table below) times the result of (a) - (b), where:
(a)	is the death benefit on the contract anniversary immediately prior to your 81st birthday, increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge); and
(b)	is total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract, and then against Purchase Payments not withdrawn.

Issue Age	Benefit Percentage
Ages 69 or younger	40%
Ages 70-79	25%
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the additional death benefit is as defined above; however, for the purposes of calculating subsection (b) above “total Purchase Payments not withdrawn” will be reset to equal the Account Value as of the effective date of the Owner change, and Purchase Payments received and partial withdrawals taken prior to the change of Owner will not be taken into account.
In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the additional death benefit will be determined and payable upon receipt of due proof of death of the first spousal Beneficiary. Alternatively, the spousal Beneficiary may elect to have the additional death benefit determined and added to the Account Value upon the election, in which case the additional death benefit rider will terminate (and the corresponding death benefit rider charge will also terminate).
(See Appendix G for an example of the Earnings Preservation Benefit rider.)
General Death Benefit Provisions
As described above, the death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until a Beneficiary submits the necessary documentation in
Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk. This risk is borne by the Beneficiary.
A Beneficiary must elect the death benefit to be paid under one of the payment options (unless the Owner has previously made the election). All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within five years (or in some cases 10 years for Qualified Contracts) of the date of death unless the Beneficiary elects to have the death benefit payable under an Annuity Option. Generally, the payments under such an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death. However, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law generally allows distributions to begin by the later of the year following the Annuitant’s death or the year in which the Annuitant would have reached age 72 (age 70 1⁄2, if the Annuitant was born on or before June 30, 1949).
We may also offer a payment option, subject to the requirements of tax law, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Your Beneficiary may choose any optional death benefit available under the new contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases this will require that the proceeds to be distributed more rapidly than under the method of distribution in effect at the time of your Beneficiary's death. (See “Federal Income Tax Status.”) To the extent permitted under the tax law, and in accordance with our procedures, your designated Beneficiary is permitted under our procedures to make additional Purchase Payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified Contracts or Non-Qualified Contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional Purchase Payments would be subject to applicable withdrawal charges. Your Beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the Beneficiary under an Annuity Option may only be elected during the 60 day period beginning with the date we receive due proof of death.
If the Owner or a Joint Owner, who is not the Annuitant, dies during the Income Phase, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's death. Upon the death of the Owner or a Joint Owner during the Income Phase, the Beneficiary becomes the Owner.
Spousal Continuation
If the primary Beneficiary is the spouse of the Owner, upon the Owner's death, the Beneficiary may elect to continue the contract in his or her own name to the extent permitted by tax law. Upon such election, the Account Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the death benefit amount over the Account Value will be allocated to each applicable Investment Portfolio and/or the Fixed Account in the ratio that the Account Value in the Investment Portfolio and/or the Fixed Account bears to the total Account Value. The terms and conditions of the contract that applied prior to the Owner’s death will continue to apply, including the ability to make Purchase Payments, with certain exceptions described in the contract.
For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value and/or an annual increase amount (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract. If the contract includes both a GMIB rider and an
Enhanced Death Benefit rider, the Annual Increase Amount for the GMIB rider is also reset on the date the spouse continues the contract.
Spousal continuation will not be allowed to the extent it would fail to satisfy minimum required distribution rules for Qualified Contracts (see “Federal Income Tax Status”).
Death of the Annuitant
If the Annuitant, not an Owner or Joint Owner, dies during the Accumulation Phase, you automatically become the Annuitant. You can select a new Annuitant if you do not want to be the Annuitant (subject to our then current underwriting standards). However, if the Owner is a non- natural person (for example, a trust), then the death of the primary Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.
Upon the death of the Annuitant after Annuity Payments begin, the death benefit, if any, will be as provided for in the Annuity Option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death, but in all events in accordance with applicable tax law requirements.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary's life expectancy. This election must be in writing in Good Order. You may revoke the election only in writing in Good Order. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
FEDERAL INCOME TAX STATUS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the contract are complex and subject to change. The applicability of federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your contract. Nor does this discussion address other federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).
We do not expect to incur federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Investment Portfolios to foreign jurisdictions.
For federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Contracts
Introduction
This discussion assumes the contract is a “non-qualified” annuity contract for federal income tax purposes, that is, a Contract not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “Qualified Contracts.”
Accumulation
Generally, an Owner of a Non-Qualified Contract is not taxed on increases in the value of the contract until there is a distribution from the contract, i.e. surrender, partial withdrawal, income payment, or commutation. This deferral of taxation on accumulated value in the contract is limited to contracts owned by or held for the benefit of “natural persons.” A contract will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the contract as an agent for the exclusive benefit of a natural person.
In contrast, a contract owned by other than a “natural person,” such as a corporation, partnership, trust, or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the contract in the year earned. Note that in this regard, an employer which is the Owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees, or others, is considered a non-natural Owner and any annual increase in the Account Value will be subject to current income taxation.
Surrenders or Withdrawals – Early Distribution
If you take a withdrawal from your contract, or surrender your contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your Purchase Payments (which are not subject to income tax). If the accumulated value is less than your Purchase Payments upon surrender of your contract, your ability to claim any unrecovered Purchase Payments on your federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Jobs Act effective for tax years beginning after December 31, 2017 and before January 1, 2026.
The portion of any withdrawal from an annuity contract that is subject to income tax will also be subject to a 10% federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59 1⁄2, unless an exception applies. Exceptions include distributions made:
(a)    on account of your death or disability,
(b)    as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated Beneficiary, or
(c)    under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.
Amounts received as a partial withdrawal may be fully includible in taxable income to the extent of gain in the contract.
If your contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax Purchase Payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (IRS) may consider that contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% federal income tax penalty as an early distribution, as described above.
Aggregation
If you purchase two or more deferred annuity contracts after October 21, 1988, from us (or our predecessors or affiliates) during the same calendar year, the law requires that all such contracts must be treated as a single contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity contract for another annuity contract or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than Annuity Payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. Some of the ramifications of a partial exchange remain unclear. You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the contract, or the designation of an Annuitant or other Beneficiary who is not also the contract Owner, may result in income or gift tax consequences to the contract Owner. You should consult your tax adviser if you are considering such a transfer or assignment.
Death Benefits
For Non-Qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date.
If you die on or after the Annuity Starting Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If you die before the Annuity Starting Date, the entire interest in the contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner.
For contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. If there is more than one Annuitant of a contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of Non-Qualified variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of Investment Portfolios available and the flexibility of the contract Owner to allocate Purchase Payments and transfer amounts among the Investment Portfolios have not been addressed in public rulings. While we believe that the contract does not give the contract Owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract Owner from being treated as the owner of the Separate Account assets supporting the contract.
Taxation of Payments in Annuity Form
Payments received from the contract in the form of an annuity are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the contract divided by the total payments expected to be received based on IRS factors, such as the form of annuity and mortality. The excludable portion of each Annuity Payment is the return of investment in the contract and it is excludable from your taxable income until your investment in the contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified
Contract is an amount greater – or less — than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the contract, further Annuity Payments are fully taxable.
If you die before your investment in the contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if Annuity Payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.
Once Annuity Payments have commenced, you may not be able to transfer to another Non-Qualified Contract or a long-term care contract as part of a tax-free exchange.
If the contract allows, you may elect to convert less than the full value of your contract to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your investment in the contract will be pro-rated between the annuitized portion of the contract and the deferred portion. An exclusion ratio will apply to the Annuity Payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:
(1)    the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)    the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A, or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from Non-Qualified Contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.
Qualified Contracts
Introduction
The contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. Please consult your tax adviser about your particular situation.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations, which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single Purchase Payment a transfer or rollover from another IRA (including a SEP or

SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b), or governmental 457(b) plan). A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single Purchase Payment, the IRA contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the contract will only accept a single Purchase Payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b), or 457(b) plan), the contract will only accept as its single Purchase Payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the contract. Withdrawals attributable to any after-tax contributions are basis in the contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of federal income taxes.
With respect to IRA contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a Qualified Contract which is subject to income tax may also be subject to a 10% federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception described below applies. The penalty rate is 25% for SIMPLE IRA plan contracts if the withdrawal occurs within the first 2 years of your participation in the plan.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)    on account of your death or disability,
(b)    as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated Beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,
(c)     on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(d)    pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(e)    to pay IRS levies (and made after December 31, 1999),
(f)     to pay deductible medical expenses, or
(g)     in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. You should consult your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.
The 10% federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

Commutation Features Under Income Payment Types
Please be advised that the tax consequences resulting from the election of income payment types containing a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity Payments) are uncertain and the IRS may determine that the taxable amount of income payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:
•	The imposition of a 10% federal income tax penalty on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1⁄2 at the time the withdrawal is made. This 10% federal income tax penalty is in addition to the ordinary income tax on the taxable amount of the commuted value.
•	The retroactive imposition of the 10% federal income tax penalty on income payments received prior to the taxpayer attaining age 59 1⁄2.
•	The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any income payments made after such commutation.
A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an income payment type.
Rollovers and Transfers
Your contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Nevertheless, contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, you may be able to transfer amounts distributed from your contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years.
Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that you participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with your tax advisor before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)    minimum distribution requirements,
(b)    financial hardship; or
(c)    for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a Qualified Contract is taxable to the recipient in the same manner as if paid to the contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (RMD) amounts are required to be distributed from a Qualified annuity

Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designed beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), if your contract permits.
If you die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
Regardless of whether you die before or after your Required Beginning Date, the following will be applicable:
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death. The Beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and contract permit, your Beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Required Minimum Distributions
Generally, you must begin receiving RMD amounts from your Qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Minimum Date” is April 1 following the later of:
(a)    the calendar year in which you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), or
(b)    the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), even if you have not retired, taking your first distribution no later than April 1 of the year after you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
A tax penalty of 50% applies to the shortfall of any required minimum distribution you fail to receive.

You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a Beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the 50% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity Payments. You should consult your own tax adviser as to how these rules affect your own contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions apply to beneficiaries of Roth IRAs.
Additional Information Regarding TSA (ERISA and Non-ERISA) 403(b)
Special Rules Regarding Exchanges. In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.
Withdrawals. If you are under age 59 1⁄2, you generally cannot withdraw money from your TSA contract unless the withdrawal:
(a)	related to Purchase Payments made prior to 1989 and pre-1989 earnings on those Purchase Payments;
(b)	is exchanged to another permissible investment under your 403(b) plan;
(c)	relates to contributions to an annuity contract that are not salary reduction elective deferrals, if your plan allows it;
(d)	occurs after you die, leave your job or become disabled (as defined by the Code);
(e)	is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
(f)	relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
(g)	relates to rollover or after-tax contributions; or
(h)	is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.

Additional Information Regarding IRAs
Purchase Payments. Traditional IRA Purchase Payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A Purchase Payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed Purchase Payment limits you may be subject to a tax penalty.
Roth IRA Purchase Payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” Purchase Payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual Purchase Payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed Purchase Payment limits, you may be subject to a tax penalty.
Withdrawals. If and to the extent that Traditional IRA Purchase Payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible Purchase Payments. This portion is generally determined based upon the ratio of all non-deductible Purchase Payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from federal income tax if: (1) they are made at least five taxable years after the tax year for which you made your first Purchase Payment to a Roth IRA; and (2) they are made on or after the date you reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from Purchase Payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.
Conversion. Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity contract, please consult your tax adviser. The taxable amount may exceed the Account Value at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met. Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017. For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.
Distinction for Puerto Rico Code
An annuity contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
Contributions. The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions. Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the contract for purposes of determining the amount of Annuity Payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%. A special withholding tax rate of 10% may apply instead, if the plan satisfies the following requirements:
(1)    the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)    10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico, and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year. The above-described distributions that exceed the amount of $35,000 during a taxable year (amount which includes the annual exclusion of $15,000) for retirees that are 60 years old or older, and $31,000 (amount which includes the annual exclusion of $11,000) for other retirees plus the recovery of the consideration paid for the annuity following the 3% recognition of income rule described above, will generally constitute ordinary income subject to a 10% withholding tax.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
In contrast, in the case of a distribution to a Non-Puerto Rico resident of retirement income, as such term is defined in 4 U.S.C. Section 114(a) made by a dual qualified plan, i.e., a plan qualified under Code Section 401 and under Section 1081.01 of the 2011 PR Code, and funded through a U.S. Trust not created in Puerto Rico, said distribution is not subject to Puerto Rico income tax. The individual must not be a Puerto Rico resident at the time of distribution.
Rollover. Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations. In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
OTHER INFORMATION
Brighthouse Life Insurance Company
Brighthouse Life Insurance Company (BLIC) is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc.
(“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
The Separate Account
We have established a Separate Account, Brighthouse Separate Account A (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of our predecessor, MetLife Investors USA Insurance Company (MetLife Investors), adopted a resolution to establish the Separate Account under Delaware insurance law on May 29, 1980. We have registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.
We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we will notify you of any such changes and we guarantee that the modification will not affect your Account Value.
We are obligated to pay all money we owe under the contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit or optional Guaranteed Minimum Income Benefit that exceeds the assets in the Separate Account is also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. BLIC is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment advisers to certain of the Investment Portfolios offered with the contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, BLIC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (CEA), and is not subject to registration or regulation as a pool operator under the CEA.
Distributor
We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (Distributor), 11225 North Community House Road, Charlotte, NC 28277, for the distribution of the contracts. Both the Company and Distributor are indirect, wholly owned subsidiaries of BHF. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Distributor, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the contracts. No selling firms are affiliated with us or Distributor. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the contracts. Distributor’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
All of the Investment Portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the Investment Portfolios. (See the Investment Portfolio prospectuses for more information.)
These payments range up to 0.55% of Separate Account assets invested in the particular Investment Portfolio.
Selling Firms
As noted above, Distributor, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These commissions and other incentives or payments are not charged directly to contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial representatives of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Distributor.
Compensation Paid to Selling Firms. Distributor pays compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional Purchase Payments by selling firms is 6.5% of Purchase Payments, along with annual trail commissions beginning in year two up to 1.20% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. Distributor also pays commissions when a contract Owner elects to begin receiving regular income payments (referred to as “Annuity Payments”). (See “Annuity Payments (The Income Phase).”) Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes, and awards.
Ask your financial representative for further information about what payments your financial representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.
Additional Compensation for Selected Selling Firms. Distributor has entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements, Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee or, in many cases, depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the contracts offered by this prospectus) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the contracts offered by this prospectus). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on Account Values of our variable insurance contracts (including Account Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial representatives. Distributor has entered into such distribution agreements with the selling firms identified in the Statement of Additional Information.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your financial representative. (See the Statement of Additional Information — “Distribution” for a list of selling firms that received compensation during 2021, as well as the range of additional compensation paid.)
Requests and Elections
We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day (generally 4 p.m. Eastern Time). We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 305075, Nashville, TN 37230-5075. If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.
Requests for service may be made:
•	Through your financial representative
•	By telephone at (888) 243-1932, between the hours of 7:30AM and 5:30PM Central Time Monday through Friday
•	In writing to our Annuity Service Center
•	By fax at Brighthouse Policy Holder Services, (877) 246-8424 or
•	By Internet at www.brighthousefinancial.com
Some of the requests for service that may be made by telephone or Internet include transfers of Account Value (see “Investment Options – Transfers – Transfers By Telephone or Other Means”) and changes to the allocation of future Purchase Payments (see “Purchase – Allocation of Purchase Payments”). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in Good Order. Contact us for further information. Some selling firms may restrict the ability of their financial representatives to convey transaction requests by telephone or Internet on your behalf.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Good Order. A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Portfolios affected by the requested transaction; the signatures of all contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial representative before submitting the form or request.
Telephone and Computer Systems. Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.
Confirming Transactions. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Ownership
Owner. You, as the Owner of the contract, have all the interest and rights under the contract.
These rights include the right to:
•	change the Beneficiary.
•	change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
•	assign the contract (subject to limitation).
•	change the payment option.

•	exercise all other rights, benefits, options and privileges allowed by the contract or us.
The Owner is as designated at the time the contract is issued, unless changed. Any change of Owner is subject to our underwriting rules in effect at the time of the request.
Joint Owner. The contract can be owned by Joint Owners, limited to two natural persons. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.
Beneficiary. The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If Joint Owners are named, unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).
Abandoned Property Requirements. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date (the latest day on which annuity payments may begin under the contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call (888) 243-1932 to make such changes.
Annuitant. The Annuitant is the natural person(s) on whose life we base Annuity Payments. You can change the Annuitant at any time prior to the Annuity Date, unless an
Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see “Living Benefits — Guaranteed Minimum Income Benefit (GMIB)”).
Assignment. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. An assignment may be a taxable event.
If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.
Legal Proceedings
In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities, LLC to perform its contract with the Separate Account or of BLIC to meet its obligations under the contracts.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.

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APPENDIX A
Investment Portfolios Available Under the Contract
The following is a list of Investment Portfolios under the Contract. More information about the Investment Portfolios is available in the prospectuses for the Investment Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF213. You can also request this information at no cost by calling (888) 243-1932 or sending an email request to rcg@brighthousefinancial.com. Depending on the optional benefits you choose, you may not be able to invest in certain Investment Portfolios. See Appendix B: Investment Portfolios Available Under the Benefits Offered Under the Contract.
The current expenses and performance information below reflects fees and expenses of the Investment Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks capital appreciation and current income.	AB Global Dynamic Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.88%	9.28%	7.67%	7.07%
Seeks long-term capital appreciation.	Allspring Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	0.96%	28.95%	11.51%	12.15%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.97%	12.14%	11.61%	10.22%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	1.01%	15.91%	13.89%	12.35%
Seeks to achieve growth of capital.	American Funds® Growth Portfolio — Class C Brighthouse Investment Advisers, LLC; Capital Research and Management CompanySM	0.90%	21.62%	25.06%	19.34%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.94%	9.64%	9.44%	8.33%
Seeks capital appreciation and current income.	BlackRock Global Tactical Strategies Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.93%	9.79%	7.76%	6.81%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.89%	5.18%	6.33%	6.94%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.97%	18.13%	14.64%	12.88%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Balanced Plus Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	0.89%	7.54%	10.39%	9.22%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Allspring Global Investments, LLC	1.06%	31.77%	9.82%	12.17%
Seeks capital appreciation.	Brighthouse/abrdn Emerging Markets Equity Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	1.15%	-5.07%	9.95%	5.01%
Seeks a high level of current income.	Brighthouse/Eaton Vance Floating Rate Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management	0.93%	3.50%	3.29%	3.64%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.72%	0.28%	1.75%	1.78%
Seeks current income with capital appreciation and growth of income.	Brighthouse/Templeton International Bond Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.94%	-5.01%	-1.77%	0.32%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.87%	34.42%	10.02%	9.01%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	1.01%	8.44%	7.08%	8.73%
Seeks total return.	Invesco Balanced-Risk Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.92%	9.69%	7.47%	—
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	33.18%	11.41%	12.74%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.05%	6.93%	18.91%	16.63%
Seeks to maximize total return.	JPMorgan Core Bond Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.69%	-1.46%	3.52%	2.70%
Seeks capital appreciation and current income.	JPMorgan Global Active Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.97%	9.64%	9.27%	—
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.02%	14.26%	14.24%	11.33%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.81%	18.27%	16.29%	15.70%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	MetLife Multi-Index Targeted Risk Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Advisors, LLC	0.64%	9.72%	8.82%	—
Seeks capital appreciation.	MFS ® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	11.71%	12.29%	8.45%
Seeks total return.	PanAgora Global Diversified Risk Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	1.09%	6.39%	8.60%	—
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.78%	5.42%	5.15%	2.91%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.72%	-1.39%	3.89%	3.32%
Seeks capital appreciation and current income.	Schroders Global Multi-Asset Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadvisers: Schroder Investment Management North America Inc.; Schroder Investment Management North America Limited	0.92%	11.42%	7.43%	—
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.76%	13.38%	10.04%	8.47%
Seeks growth of capital.	SSGA Growth ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.79%	17.60%	11.73%	10.03%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	25.98%	11.74%	13.28%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.95%	14.98%	17.90%	16.28%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.84%	31.80%	12.47%	11.98%
Seeks a high level of current income, consistent with preservation of principal.	Western Asset Management Government Income Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.69%	-1.97%	3.07%	2.29%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.96%	-0.99%	13.08%	9.70%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.61%	-0.45%	0.76%	0.39%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.85%	3.69%	5.73%	5.03%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.85%	7.42%	7.84%	7.10%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.88%	10.90%	10.18%	9.20%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.92%	14.71%	12.62%	11.26%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.00%	26.59%	10.04%	10.72%
Seeks long-term capital appreciation.	Brighthouse/Dimensional International Small Company Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP	1.02%	13.85%	9.57%	9.51%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.85%	24.11%	16.33%	14.46%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class E†† Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.75%	24.23%	16.44%	14.58%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.95%	14.38%	18.60%	15.20%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.78%	16.91%	27.14%	20.21%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class G# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.57%	-2.26%	3.00%	2.33%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.59%	24.01%	12.47%	13.59%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.68%	10.35%	9.06%	7.51%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.60%	14.19%	11.59%	12.85%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.51%	28.04%	17.89%	15.97%
Seeks capital appreciation.	MFS ® Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	25.30%	12.22%	13.42%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.03%	18.12%	15.42%	13.92%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.82%	19.95%	23.08%	18.97%
Seeks long-term capital appreciation with income as a secondary consideration.	VanEck Global Natural Resources Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation	0.99%	18.51%	2.64%	0.16%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.79%	2.61%	5.30%	4.96%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class E†† Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.69%	2.68%	5.39%	5.06%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.73%	-1.77%	2.22%	1.71%
#	Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Investment Portfolios' prospectuses for additional information regarding these arrangements.
*	This Investment Portfolio is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). See “Principal Risks of Investing in the Contract.”
‡	This Investment Portfolio is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Investment Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
††	Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.

APPENDIX B
Investment Portfolios Available Under the Benefits Offered Under the Contract
If you have elected an optional benefit under the contract, your contract may be subject to investment allocation restrictions, as reflected in the following table. See “Investment Allocation Restrictions for Certain Riders” for more details. If your optional benefit is not included in the table below, your contract is not currently subject to any investment allocation restrictions.
Optional Benefit
GMIB Max IV
GMIB Max III
GMIB Max II
GMIB Plus IV
GMIB Plus III
EDB Max IV
EDB Max III
EDB Max II
Enhanced Death Benefit III (EDB III)
Enhanced Death Benefit II (EDB II)
You may not allocate Purchase Payments to the Standard Dollar Cost Averaging Program if you elect any of these optional benefits.
Investment Allocation and Other Purchase Payment Restrictions for GMIB Max and EDB Max Riders.
GMIB Max and EDB Max. If you elected the GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max IV, EDB Max III or EDB Max II riders (all six riders are referred to collectively as the “GMIB Max and EDB Max riders”), you may allocate your Purchase Payment and Account Value only among the following Investment Portfolios:
Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II
If you elect the GMIB Plus IV rider, the Enhanced Death Benefit III rider, the GMIB Plus III rider, or the Enhanced Death Benefit II rider, you must allocate your investments according to either Option A or Option B below.
Option A. You must allocate 100% of your Purchase Payments or Account Value among:
AB Global Dynamic Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Balanced Plus Portfolio
Invesco Balanced-Risk Allocation Portfolio
JPMorgan Global Active Allocation Portfolio
MetLife Multi-Index Targeted Risk Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio

OR
Option B. You must allocate at least 30% of Purchase Payments or Account Value to Platform 1 portfolios and/or to the Fixed Account; up to 70% of Purchase Payments or Account Value to Platform 2 portfolios; up to 15% of Purchase

Payments or Account Value to Platform 3 portfolios; and up to 15% of Purchase Payments or Account Value to Platform 4 portfolios. We will automatically rebalance your allocations quarterly. The investment options in each Platform are:
Platform 1	Platform 2
A minimum of 30% of Purchase Payments or Account Value	A maximum of 70% of Purchase Payments or Account Value
BlackRock Ultra-Short Term Bond Portfolio	AB Global Dynamic Allocation Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio	American Funds® Balanced Allocation Portfolio
JPMorgan Core Bond Portfolio	American Funds® Growth Allocation Portfolio
MetLife Aggregate Bond Index Portfolio	American Funds® Growth Portfolio
PIMCO Inflation Protected Bond Portfolio	American Funds® Moderate Allocation Portfolio
PIMCO Total Return Portfolio	Baillie Gifford International Stock Portfolio
Western Asset Management Government Income Portfolio	BlackRock Global Tactical Strategies Portfolio
Western Asset Management U.S. Government Portfolio	BlackRock High Yield Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Balanced Plus Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Comstock Portfolio
Jennison Growth Portfolio
JPMorgan Global Active Allocation Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MetLife Stock Index Portfolio
MFS ® Research International Portfolio
MFS ® Value Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Large Cap Value Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio

Platform 3	Platform 4
A maximum of 15% of Purchase Payments or Account Value	A maximum of 15% of Purchase Payments or Account Value
Allspring Mid Cap Value Portfolio	Brighthouse Small Cap Value Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio	Brighthouse/abrdn Emerging Markets Equity Portfolio

Platform 3	Platform 4
A maximum of 15% of Purchase Payments or Account Value	A maximum of 15% of Purchase Payments or Account Value
Frontier Mid Cap Growth Portfolio	Brighthouse/Dimensional International Small Company Portfolio
MetLife Mid Cap Stock Index Portfolio	Brighthouse/Eaton Vance Floating Rate Portfolio
T. Rowe Price Mid Cap Growth Portfolio	Brighthouse/Templeton International Bond Portfolio
Victory Sycamore Mid Cap Value Portfolio	CBRE Global Real Estate Portfolio
Invesco Small Cap Growth Portfolio
MetLife Russell 2000® Index Portfolio
Neuberger Berman Genesis Portfolio
VanEck Global Natural Resources Portfolio

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APPENDIX C
Three Month Market Entry Program and EDCA Examples
In order to show how the Three Month Market Entry Program and the EDCA programs work, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only and do not reflect charges under the contract.
Three Month Market Entry Program
The following example demonstrates how the Three Month Market Entry Program operates. This program operates in the same manner as the EDCA Program, except the duration is (3) months. The example assumes that a $12,000 Purchase Payment is allocated to the Three Month Market Entry Program at the beginning of the first month and the first transfer of $4,000 also occurs on that date. The $8,000 remaining after the Three Month Market Entry Program is credited with a 1% effective annual interest rate. The Three Month Market Entry Program transfer amount of $4,000 is determined by dividing the $12,000 allocation amount by 3 (the number of months in the Three Month Market Entry Program). Thereafter, a $4,000 transfer is made from the Three Month Market Entry Program at the beginning of each month. Once three transfers have occurred, a final transfer of interest will be made to the allocation selected.
EDCA Examples with Multiple Purchase Payments
For illustrative purposes in the following examples, the interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent Purchase Payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.
6-Month EDCA
The following example demonstrates how the 6-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $12,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 1% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:
Account Value 1st Payment Bucket (month 2) =
Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount
At the beginning of the 4th month, a second Purchase Payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is also credited with a 1% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.

				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	$12,000	$2,000	$10,000	$10,000
2		$2,000	$ 8,008	$ 8,008
3		$2,000	$ 6,015	$ 6,015

				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
4*	$6,000	$3,000	$9,020	$3,020	$6,000
5		$3,000	$6,027	$ 22	$6,005
6		$3,000	$3,032	0	$3,032
7		$3,000	$ 35	0	$ 35
8		$ 35	0	0	0
* At the beginning of the 4th month, a $6,000 Purchase Payment is added to the EDCA account. This amount ($6,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,020 in the 1st Payment Bucket ($6,015 (1st Payment Bucket Account Value from the 3rd month) + $5 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,020). The total EDCA Account Value at the beginning of the 4th month is $9,020 ($3,020 in the 1st Payment Bucket + $6,000 in the 2nd Payment Bucket = $9,020).
12-Month EDCA
The following example demonstrates how the 12-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $24,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 1% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:
Account Value 1st Payment Bucket (month 2) =
Account Value 1st Payment Bucket (month 1) x
(1+EDCA Rate)(1/12) - EDCA Transfer Amount
At the beginning of the 6th month, a second Purchase Payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is also credited with a 1% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.

				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	$24,000	$2,000	$22,000	$22,000
2		$2,000	$20,018	$20,018
3		$2,000	$18,035	$18,035
4		$2,000	$16,050	$16,050
5		$2,000	$14,063	$14,063
6*	$12,000	$3,000	$23,075	$11,075	$12,000
7		$3,000	$20,094	$ 8,084	$12,010
8		$3,000	$17,111	$ 5,091	$12,020
9		$3,000	$14,125	$ 2,095	$12,030

				Account Values
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
10		$3,000	$11,137	0	$11,137
11		$3,000	$ 8,146	0	$ 8,146
12		$3,000	$ 5,153	0	$ 5,153
13		$3,000	$ 2,157	0	$ 2,157
14		$2,159	0	0	0
* At the beginning of the 6th month, a $12,000 Purchase Payment is added to the EDCA account. This amount ($12,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $11,075 in the 1st Payment Bucket ($14,063 (1st Payment Bucket Account Value from the 5th month) + $12 (5th month’s EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $11,075). The total EDCA Account Value at the beginning of the 6th month is $23,075 ($11,075 in the 1st Payment Bucket + $12,000 in the 2nd Payment Bucket = $23,075).

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APPENDIX D
Guaranteed Minimum Income Benefit (GMIB) Examples
The purpose of these examples is to illustrate the operation of the GMIB riders. Example (6) shows how required minimum distributions affect the Income Base when a GMIB rider is elected with an IRA contract (or another contract subject to Section 401(a)(9) of the Internal Revenue Code).
The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalties.
(1) The Annual Increase Amount
         Graphic Example: Determining a value upon which future income payments can be based
         Assume that you make an initial Purchase Payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options you selected. Your Purchase Payments accumulate at the GMIB Annual Increase Rate (see “Living Benefits — Guaranteed Minimum Income Beneft (GMIB) — GMIB Rate Table”), until the contract anniversary prior to the contract Owner's 91st birthday. Your Purchase Payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your Purchase Payments accumulated at the GMIB Annual Increase Rate, adjusted for withdrawals and charges — “the Annual Increase Amount”) is the value upon which future income payments can be based.
         Graphic Example: Determining your guaranteed lifetime income stream
         Assume that you decide to annuitize your contract and begin taking Annuity Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
(2) The Highest Anniversary Value (HAV)
         Graphic Example: Determining a value upon which future income payments can be based
         Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.
Graphic Example: Determining your guaranteed lifetime income stream
         Assume that you decide to annuitize your contract and begin taking Annuity Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
(3) Putting It All Together
        Graphic Example
         Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the Income Bases and the Account Value will cease to exist. Also, the GMIB may only be exercised no later than the contract anniversary prior to the contract Owner's 91st birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary.
         With the GMIB, the Income Base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, you will have paid for the GMIB although it was never used.

(4)	The Guaranteed Principal Option
         Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.
         The effects of exercising the Guaranteed Principal Option are:
1)    A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th contract anniversary bringing the Account Value back up to $100,000.
2)    The GMIB rider and rider charge terminate as of the date that the adjustment is made to the Account Value; the variable annuity contract continues.
3)    The GMIB allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.
         *Withdrawals reduce the original Purchase Payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(5) The Optional Step-Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the GMIB Annual Increase Rate on the first anniversary. Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the GMIB Annual Increase Rate. Also assume that prior to the first contract anniversary, you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically increases to $110,000;
(2)  The 10-year waiting period to annuitize the contract under the GMIB rider is reset to 10 years from the first contract anniversary;
(3)  The GMIB rider charge may be reset to the fee we would charge new contract Owners for the same GMIB rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second contract anniversary using the GMIB Annual Increase Rate), an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically increases to $120,000;
(2)  The 10-year waiting period to annuitize the contract under the GMIB rider is reset to 10 years from the second contract anniversary;
(3)  The GMIB rider charge may be reset to the fee we would charge new contract Owners for the same GMIB rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. If on each contract anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets to the higher Account Value;
(2)  The 10-year waiting period to annuitize the contract under the GMIB rider is reset to 10 years from the date of the Optional Step-Up;

(3)  The GMIB rider charge may be reset to the fee we would charge new contract Owners for the same GMIB rider at that time; and
(4)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.
Assume your Account Value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the GMIB Annual Increase Rate on the eighth contract anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future contract anniversaries, the Annual Increase Amount will continue to grow at the GMIB Annual Increase Rate annually (provided the GMIB rider continues in effect, and subject to adjustments for additional Purchase Payments and/or withdrawals) through the contract anniversary prior to your 91st birthday. Also, please note:
(1)  The 10-year waiting period to annuitize the contract under the GMIB remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);
(2)  The GMIB rider charge remains at its current level; and
(3)  The Guaranteed Principal Option can still be elected on the 10th contract anniversary.
(6) Required Minimum Distribution Examples
The following examples only apply to IRAs and other contracts subject to Section 401(a)(9) of the Internal
Revenue Code. Assume an IRA contract is issued on September 1, 2016 and a GMIB rider is selected. Assume that on the first contract anniversary (September 1, 2017), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2017 with respect to this contract is $6,000, and the required minimum distribution amount for 2018 with respect to this contract is $7,200. Assume that on both the first contract anniversary (September 1, 2017) and the second contract anniversary (September 1, 2018) the Account Value is $100,000. On the second contract anniversary, the annual increase rate is the greater of:
(a)  the GMIB Annual Increase Rate; or
(b)  the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)  the required minimum distribution amount for 2017 ($6,000) or for 2018 ($7,200), whichever is greater, divided by the sum of: (i) the Annual Increase Amount as of September 1, 2017 ($100,000) and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year ($0);
(2a)  if the contract Owner enrolls only in the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)  if the contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase

Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2018) is greater than $6,000 (the required minimum distribution amount for 2017), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.
          Withdrawals Through the Automated Required Minimum Distribution Program
          If the contract Owner enrolls in the Automated Required Minimum Distribution Program and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2017 through August 2018). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Program, on September 1, 2018, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2017 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Program ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
          (Why does the contract Owner receive $6,800 under the Automated Required Minimum Distribution Program in this example? From September through December 2017, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2016 divided by 12). From January through August 2018, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2018 divided by 12). The Owner receives $2,000 in 2017 and $4,800 in 2018, for a total of $6,800.)
          Withdrawals Outside the Automated Required Minimum Distribution Program
          If the contract Owner withdraws the $6,000 required minimum distribution amount for 2017 in December 2017 and makes no other withdrawals from September 2017 through August 2018, the Annual Increase Amount on September 1, 2018 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2017 ($100,000)
by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
          If the contract Owner withdraws the $7,200 required minimum distribution amount for 2018 in January 2018 and makes no other withdrawals from September 2017 through August 2018, the Annual Increase Amount on September 1, 2018 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2017 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.
          Withdrawals in Excess of the Required Minimum Distribution Amounts
          Assume the contract Owner withdraws $7,250 on September 1, 2017 and makes no other withdrawals before the second contract anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2017 and 2018, the annual increase rate will be equal to the GMIB Annual Increase Rate (as shown in the GMIB Rate Table). On September 1, 2017, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 × 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount on the second contract anniversary (September 1, 2018) will be $92,750 increased by the GMIB Annual Increase Rate.
     No Withdrawals
          If the contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this contract, the Annual Increase Amount on September 1, 2018 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2017 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the contract ($0).

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APPENDIX E
Death Benefit Examples
The purpose of these examples is to illustrate the operation of the Principal Protection death benefit, the Annual Step-Up death benefit, the Compounded-Plus death benefit, the Earnings Preservation Benefit, and the Enhanced Death Benefit riders. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract Owner and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and expenses, withdrawal charges or income taxes and tax penalties.
Principal Protection Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.
		Date	Amount
A	Initial Purchase Payment	9/1/2022	$100,000
B	Account Value	9/1/2023 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 9/1/2023	$104,000 (= greater of A and B)
D	Account Value	9/1/2024 (Second Contract Anniversary)	$90,000
E	Death Benefit	9/1/2024	$100,000 (= greater of A and D)
F	Withdrawal	9/2/2024	$9,000
G	Percentage Reduction in Account Value	9/2/2024	10% (= F/D)
H	Account Value after Withdrawal	9/2/2024	$81,000 (= D-F)
I	Purchase Payments Reduced for Withdrawal	As of 9/2/2024	$90,000 (= A-(A × G))
J	Death Benefit	9/2/2024	$90,000 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
The Account Values on 9/1/2024 and 9/2/2024 are assumed to be equal prior to the withdrawal.

Annual Step-Up Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.
		Date	Amount
A	Initial Purchase Payment	9/1/2022	$100,000
B	Account Value	9/1/2023 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 9/1/2023	$104,000 (= greater of A and B)
D	Account Value	9/1/2024 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	9/1/2024	$104,000 (= greater of B and D)
F	Withdrawal	9/2/2024	$9,000
G	Percentage Reduction in Account Value	9/2/2024	10% (= F/D)
H	Account Value after Withdrawal	9/2/2024	$81,000 (= D-F)
I	Highest Anniversary Value Reduced for Withdrawal	As of 9/2/2024	$93,600 (= E-(E × G))
J	Death Benefit	9/2/2024	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
The Account Values on 9/1/2024 and 9/2/2024 are assumed to be equal prior to the withdrawal.

Compounded-Plus Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Compounded-Plus death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.
		Date	Amount
A	Initial Purchase Payment	9/1/2022	$100,000
B	Account Value	9/1/2023 (First Contract Anniversary)	$104,000
C1	Account Value (Highest Anniversary Value)	9/1/2023	$104,000 (= greater of A and B)
C2	5% Annual Increase Amount	9/1/2023	$105,000 (= A × 1.05)
C3	Death Benefit	As of 9/1/2023	$105,000 (= greater of C1 and C2)
D	Account Value	9/1/2024 (Second Contract Anniversary)	$90,000
E1	Highest Anniversary Value	9/1/2024	$104,000 (= greater of C1 and D)
E2	5% Annual Increase Amount	As of 9/1/2024	$110,250 (= A × 1.05 × 1.05)
E3	Death Benefit	9/1/2024	$110,250 (= greater of E1 and E2)
F	Withdrawal	9/2/2024	$9,000
G	Percentage Reduction in Account Value	9/2/2024	10% (= F/D)
H	Account Value after Withdrawal	9/2/2024	$81,000 (= D-F)
I1	Highest Anniversary Value Reduced for Withdrawal	As of 9/2/2024	$93,600 (= E1-(E1 × G))
I2	5% Annual Increase Amount Reduced for Withdrawal	As of 9/2/2024	$99,238 (= E2-(E2 × G). Note: E2 includes additional day of interest at 5%)
I3	Death Benefit	9/2/2024	$99,238 (= greatest of H, I1 and I2)
Notes to Example
Purchaser is age 60 at issue.
The Account Values on 9/1/2024 and 9/2/2024 are assumed to be equal prior to the withdrawal.

Earnings Preservation Benefit
The purpose of this example is to demonstrate how this rider calculates the additional death benefit equal to 40% of the Earnings Preservation Benefit (EPB) earnings in your account (25% of the EPB earnings if you purchase the rider between ages 70-79).1
How the Total Death Benefit with EPB is Calculated
Issue Age	Benefit Percentage
Ages 69 or younger	40%
Ages 70-79	25%
Step 1:	Calculate your death benefit under the Contract[2]
Step 2:	EPB earnings = death benefit – total Purchase Payments not withdrawn[3]
Step 3:	Additional Death Benefit = benefit percentage x EPB earnings
Step 4:	Total death benefit with EPB = death benefit + Additional Death Benefit
Notes to Example
1 The Earnings Preservation Benefit is available for an additional annual charge and is not available in Washington. You must be age 79 or younger at time of purchase.
2 Before the Contract anniversary prior to the oldest Contract Owner’s 81st birthday, the death benefit is based on the contractual death benefit effective upon death. After the Contract anniversary prior to the oldest Contract Owner’s 81st birthday, the death benefit is based on the contractual death benefit effective on the Contract anniversary immediately prior to the Contract owner’s 81st birthday, increased by any subsequent purchase payments and reduced proportionately by partial withdrawals (including any applicable withdrawal charge).
3 For purposes of calculating this value, partial withdrawals are first applied against earnings on the Contract, and then against Purchase Payments not withdrawn. If there are no Contract earnings at the time of your death, no additional benefit is paid. Partial withdrawals may reduce or eliminate the earnings.

Enhanced Death Benefit
The purpose of these examples is to illustrate the operation of the Enhanced Death Benefit rider. Example (5) shows how required minimum distributions affect the Death Benefit Base when an Enhanced Death Benefit rider is elected with an IRA contract (or another contract subject to Section 401(a)(9) of the Internal Revenue Code).
(1) The Annual Increase Amount
        Graphic Example: Determining a death benefit based on the Annual Increase Amount
         Assume that you make an initial Purchase Payment of $100,000. While you own the contract, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options you selected. Your Purchase Payments accumulate at the EDB Annual Increase Rate (see “Death Benefit — Optional Death Beneft — Enhanced Death Benefit (EDB) — EDB Rate Table”), until the contract anniversary prior to the contract Owner's 91st birthday. Your Purchase Payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your Purchase Payments accumulated at the EDB Annual Increase Rate, adjusted for withdrawals and charges — “the Annual Increase Amount”) is the value upon which the death benefit can be based.

         In this example, at the time the death benefit is determined, the Annual Increase Amount is higher than the Account Value. Assume that the Annual Increase Amount is also higher than the Highest Anniversary Value (the other calculation used to determine the death benefit under the EDB — see Example (2) below). Because the Annual Increase Amount is higher than the Account Value and the Highest Anniversary Value, the death benefit will be equal to the Annual Increase Amount.

(2) The Highest Anniversary Value (HAV)
        Graphic Example: Determining a death benefit based on the Highest Anniversary Value
         While you own the contract, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value is also adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional Purchase Payments made. The Highest Anniversary Value line is the value upon which the death benefit can be based.

         In this example, at the time the death benefit is determined, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Because the Highest Anniversary Value is higher than the Account Value and the Annual Increase Amount, the death benefit will be equal to the Highest Anniversary Value.

(3) Putting It All Together
        Graphic Example: Determing a death benefit based on the Annual Increase Amount and the Highest Anniversary Value
         While you own the contract, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future death benefit. As shown in the graphic below, the death benefit will be the greatest of the Annual Increase Amount, the Highest Annivesary Value, and the Account Value.

         If at the time the death benefit is determined your Account Value would provide a larger death benefit than would the Annual Increase Amount or Highest Annivesary Value, you will have paid for the EDB although it was never used.

(4) The Optional Step-Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the EDB Annual Increase Rate on the first contract anniversary. Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the EDB Annual Increase Rate. Also assume that prior to the first contract anniversary, you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur on the first contract anniversary. (An Optional Step-Up is permitted on any contract anniversary when the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person) is age 80 or younger.)
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically increases to $110,000; and
(2)  The EDB rider charge may be reset to the fee we would charge new contract Owners for the same EDB rider at that time.
Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second contract anniversary using the EDB Annual Increase Rate), an Optional Step-Up will automatically occur on the second contract anniversary.
The effect of the Optional Step-Up is:
(1)  The Annual Increase Amount automatically increases to $120,000; and
(2)  The EDB rider charge may be reset to the fee we would charge new contract Owners for the same EDB rider at that time.
Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. If on each contract anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)  The Annual Increase Amount automatically resets to the higher Account Value; and
(2)  The EDB rider charge may be reset to the fee we would charge new contract Owners for the same EDB rider at that time.
After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.
Assume your Account Value at the eighth contract anniversary has decreased to $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the EDB Annual Increase Rate on the eighth contract anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future contract anniversaries, the Annual Increase Amount will continue to grow at the EDB Annual Increase Rate annually (provided the EDB rider continues in effect, and subject to adjustments for additional Purchase Payments and/or withdrawals) through the contract anniversary prior to your 91st birthday. Also, because there are no further Optional Step-Ups, the EDB rider charge will remain at its current level.

(5) Required Minimum Distribution Examples
The following examples only apply to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2016 and the EDB rider is selected. Assume that on the first contract anniversary (September 1, 2017), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2017 with respect to this contract is $6,000, and the required minimum distribution amount for 2018 with respect to this contract is $7,200. Assume that on both the first contract anniversary (September 1, 2017) and the second contract anniversary (September 1, 2018) the Account Value is $100,000. On the second contract anniversary, the annual increase rate is the greater of:
(a)  the EDB Annual Increase Rate; or
(b)  the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)  the required minimum distribution amount for 2017 ($6,000) or for 2018 ($7,200), whichever is greater, divided by the sum of: (i) the Annual Increase Amount as of September 1, 2017 ($100,000) and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year ($0);
(2a)  if the contract Owner enrolls only in the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)  if the contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2018) is greater than $6,000 (the required minimum distribution amount for 2017), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.
(i)  Withdrawals Through the Automated Required Minimum Distribution Program
If the contract Owner enrolls in the Automated Required Minimum Distribution Program and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2017 through August 2018). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Program, on September 1, 2018, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from

September 1, 2017 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Program ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
(Why does the contract Owner receive $6,800 under the Automated Required Minimum Distribution Program in this example? From September through December 2017, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2017 divided by 12). From January through August 2018, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2018 divided by 12). The Owner receives $2,000 in 2017 and $4,800 in 2018, for a total of $6,800.)
(ii)  Withdrawals Outside the Automated Required Minimum Distribution Program
If the contract Owner withdraws the $6,000 required minimum distribution amount for 2017 in December 2017 and makes no other withdrawals from September 2017 through August 2018, the Annual Increase Amount on September 1, 2018 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2017 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
If the contract Owner withdraws the $7,200 required minimum distribution amount for 2018 in January 2018 and makes no other withdrawals from September 2017 through August 2018, the Annual Increase Amount on September 1, 2018 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2017 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.
(iii)  Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the contract Owner withdraws $7,250 on September 1, 2017 and makes no other withdrawals before the second contract anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2017 and 2018, the annual increase rate will be equal to the EDB Annual Increase Rate (as shown in the EDB Rate Table). On September 1, 2017, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 × 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount on the second contract anniversary (September 1, 2018) will be $92,750 increased by the EDB Annual Increase Rate.
(iv)  No Withdrawals
If the contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this contract, the Annual Increase Amount on September 1, 2018 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2017 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the contract ($0).

The statement of additional information (“SAI”) dated April 29, 2022 includes additional information about the Separate Account. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Contract, and to make investor inquiries, call us at (888) 243-1932.
Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov/, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000151861